Prospectus

Boston Common Funds

Boston Common ESG Impact International Fund
(formerly known as the “Boston Common International Fund”)
ticker:  BCAIX

Boston Common ESG Impact U.S. Equity Fund
(formerly known as the “Boston Common U.S. Equity Fund”)
ticker: BCAMX

January 30, 2018

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY SECTION – BOSTON COMMON ESG IMPACT INTERNATIONAL FUND	3
SUMMARY SECTION – BOSTON COMMON ESG IMPACT U.S. EQUITY FUND	8
ADDITIONAL INFORMATION REGARDING THE FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND RISKS	13
PORTFOLIO HOLDINGS INFORMATION	18
MANAGEMENT OF THE FUNDS	18
SHAREHOLDER INFORMATION	20
ACCOUNT AND TRANSACTION POLICIES	26
TOOLS TO COMBAT FREQUENT TRANSACTIONS	29
SERVICE FEES	29
DIVIDENDS AND DISTRIBUTIONS	30
TAX CONSEQUENCES	30
INDEX DESCRIPTIONS	31
FINANCIAL HIGHLIGHTS	31

2

SUMMARY SECTION – BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Investment Objective

The Boston Common ESG Impact International Fund (the “International Fund” or “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.23%
Total Annual Fund Operating Expenses	1.03%

* The fees have been restated to reflect a lower management fee effective February 1, 2018. Prior to February 1, 2018, the Fund's management fee was 0.90%.

Example

This Example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$328	$569	$1,259

Portfolio Turnover

The International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the above example, affect the Fund’s performance.  During the most recent fiscal year ended September 30, 2017, the International Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

3

Principal Investment Strategies

Boston Common Asset Management, LLC (“Boston Common” or the “Adviser”) seeks to preserve and build capital over the long term through investing in a diversified portfolio of common stocks and American Depositary Receipts (“ADRs”) of companies we believe are high quality (lower debt/total capital, earnings stability and stable cash flow), sustainable and undervalued.  We seek companies with sound governance and histories of responsible financial management that we believe are capable of consistent, visible profitability over a long time horizon.  We look for indicators of quality in firms if they are experiencing superior growth and operating successfully in their respective economic sectors.  We measure a firm’s growth by comparing its products or services or improving competitive conditions among its peers.  We then determine whether any of the individual firms appear to be trading at discounts to their intrinsic value.  Here our research-driven conviction is enhanced by our 360-degree perspective where we integrate financial and environmental, social, and governance (“ESG”) criteria into the stock selection process.  We believe markets typically misvalue the risks and opportunities presented by ESG factors, both in terms of the timing and the magnitude of outcomes.  We believe shareowner engagement plays a critically important role in raising the sustainability profile of our portfolios and empowers company management to be long-term in its focus.

Boston Common’s ESG research process integrates information from disparate sources to form a holistic understanding of corporate performance.  We may incorporate information from one or more third party ESG research providers, news sources, non-governmental organizations, and company and industry contacts.  We endeavor to integrate financial and sustainability factors into our investment process because we believe ESG research helps us identify companies that will be successful over the long-term.  We evaluate companies on (E)nvironmental issues, looking for organizations that demonstrate a higher level of environmental responsibility than their peers and understand that natural resources are limited.  We favor companies that conserve natural resources, reduce volume and toxicity of waste generated, and manage direct and indirect greenhouse gas emissions.  We assess a company’s commitment to (S)ocial standards including human rights, animal welfare, workplace health and safety, and fair treatment of employees globally.  We appraise companies’ adherence to best practices in (G)overnance, including policies favoring transparency and accountability to shareholders, and a commitment to diversity.  As a result, we believe ESG research helps improve portfolio quality and financial return potential.

Boston Common selects stocks through bottom-up, fundamental research, while maintaining a disciplined approach to valuation and risk control. We may sell a security when its price reaches a set target if we believe that other investments are more attractive, or for other reasons we may determine.

We use our voice as a shareowner to raise environmental, social, and governance issues with the management of select portfolio companies through a variety of channels.  These may include engaging in dialogue with management, participating in shareholder proposal filings, voting proxies in accordance with our proxy voting guidelines, and participating in the annual shareholder meeting process.  Through this effort, we seek to encourage a company’s management toward greater transparency, accountability, disclosure and commitment to ESG issues.

The International Fund will normally invest at least 80% of its net assets, plus borrowings for investment purposes, in the securities of non‑U.S. companies that meet the Adviser’s ESG criteria.  The Fund may invest in preferred stocks as well as securities that are convertible into common stocks.  The Fund may also invest in European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  Up to 10% of the Fund’s total assets may be invested in securities of companies located in emerging markets.  The Fund generally seeks to invest in companies that have market capitalizations of $2 billion or greater.

4

Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the International Fund.  The following risks could affect the value of your investment in the Fund:

•
General Market Risk:  Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issues in other countries or regions.  Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

•
Equity Securities Risk:  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably.  These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.  When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

•	Management Risk: Boston Common may fail to implement the Fund’s investment strategies or meet its investment objective.

•
Foreign Securities and Emerging Markets Risk:  Foreign securities are typically subject to increased risks as compared to U.S. securities, and include risks associated with: (1) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the United States or some foreign countries may be subject to trading restrictions; (2) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the United States; (3) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards as U.S. issuers, (4) greater volatility; and (5) currency fluctuations.  These risks may be greater in emerging market countries.

•
Depositary Receipt Risk:  Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

•
Large Companies Risk:  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Sustainability (ESG) Policy Risk:  The Fund’s ESG policy could cause the Fund to perform differently compared to similar funds that do not have such a policy.  This ESG policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.  The Fund will vote proxies in a manner which is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer.

•
Regional Risk:  Since the Fund may invest a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region than a fund that is more broadly diversified geographically.  Current political uncertainty surrounding the European Union (“EU”) and its membership, including the 2016 referendum in which the United Kingdom voted to exit the EU, may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries may increase the economic risk of investing in companies in Europe.

5

Performance

The following performance information provides some indication of the risks of investing in the International Fund.  The bar chart below illustrates how the Fund’s total returns have varied from year‑to‑year.  The table below illustrates how the Fund’s average annual total returns for the 1-year, 5-year and since-inception periods compare with that of a broad-based securities index.  This comparison is provided to offer a broader market perspective.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results.  Updated performance information is available on the Fund’s website at www.bostoncommonfunds.com.

Calendar Year Total Return
As of December 31,

Highest Quarterly Return:	Q1, 2012	11.99%

Lowest Quarterly Return:	Q3, 2011	-19.11%

6

Average Annual Total Return as of December 31, 2017
	1 Year	5 Year	Since Inception (12/29/2010)
Boston Common ESG Impact International Fund
Return Before Taxes	26.39%	6.65%	4.59%
Return After Taxes on Distributions	26.23%	6.33%	4.36%
Return After Taxes on Distributions and Sale of Fund Shares	15.41%	5.32%	3.70%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	25.03%	7.90%	6.07%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes.  Actual after-tax returns depend on the individual investor’s situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Investment Adviser

Boston Common Asset Management, LLC

Portfolio Managers

The International Fund is team-managed by the Portfolio Managers listed below:

Name	Title	Managed the Fund Since
Matt Zalosh, CFA	CIO-International Strategies	Inception (2010)
Praveen Abichandani, CFA	Portfolio Manager	Inception (2010)
Geeta B. Aiyer, CFA	President and Founder	Inception (2010)
Corné Biemans	Portfolio Manager	2013
Steven Heim	Director, ESG Research	Inception (2010)

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange Fund shares on any business day by written request via mail (Boston Common Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-877-777-6944, or through a financial intermediary.  The minimum initial investment in the Fund is $10,000.  You can make additional investments at any time with $1,000 or more.

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

7

SUMMARY SECTION – BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Investment Objective

The Boston Common ESG Impact U.S. Equity Fund (the “U.S. Equity Fund” or “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Equity Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.63%
Total Annual Fund Operating Expenses	1.38%
Fee Reduction and/or Expense Reimbursement	-0.38%
Total Annual Fund Operating Expenses After Fee Reduction and/or Expense Reimbursement (1)	1.00%

(1)
The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Reduction and/or Expense Reimbursement to 1.00% of the U.S. Equity Fund’s average daily net assets (the “Expense Cap”).  The Expense Cap is indefinite, but will remain in effect until at least January 31, 2019 and may be terminated at any time by the Trust’s Board of Trustees (the “Board”) upon 60 days’ notice to the Adviser, or by the Adviser with consent of the Board.  The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account the reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement.

Example

This Example is intended to help you compare the cost of investing in the U.S. Equity Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the U.S. Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual Expense Cap for the first year only).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$400	$719	$1,624

8

Portfolio Turnover

The U.S. Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the above example, affect the Fund’s performance.  During the most recent fiscal year ended September 30, 2017, the U.S. Equity Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

Boston Common Asset Management, LLC (“Boston Common” or the “Adviser”) seeks to preserve and build capital over the long term through investing in a diversified portfolio of stocks and American Depositary Receipts (“ADRs”) of companies we believe are high quality (lower debt/total capital, earnings stability and stable cash flow), sustainable and undervalued.  We look for companies with sound governance and a history of responsible financial management that we believe are capable of consistent, visible profitability over a long time horizon.  We look for indicators of quality in firms if they are experiencing superior growth and operating successfully in their respective economic sectors. We measure a firm’s growth by comparing its products or services or improving competitive conditions among its peers.  We then determine whether any of the individual firms appear to be trading at discounts to their intrinsic value.  Here our research-driven conviction is enhanced by our 360-degree perspective where we integrate financial and environmental, social, and governance (“ESG”) criteria into the stock selection process.  We believe markets typically misvalue the risks and opportunities presented by ESG factors, both in terms of the timing and the magnitude of outcomes.  We believe shareowner engagement plays a critically important role in raising the sustainability profile of our portfolios and empowers company management to be long-term in its focus.

Boston Common’s ESG research process integrates information from disparate sources to form a holistic understanding of corporate performance.  We may incorporate information from one or more third party ESG research providers, news sources, non-governmental organizations, and company and industry contacts.  We endeavor to integrate financial and sustainability factors into our investment process because we believe ESG research helps us identify companies that will be successful over the long‑term.  We evaluate companies on (E)nvironmental issues, looking for organizations that demonstrate a higher level of environmental responsibility than their peers and understand that natural resources are limited.  We favor companies that conserve natural resources, reduce volume and toxicity of waste generated, and manage direct and indirect greenhouse gas emissions.  We assess a company’s commitment to (S)ocial standards including human rights, animal welfare, workplace health and safety, and fair treatment of employees globally.  We appraise companies’ adherence to best practices in (G)overnance, including policies favoring transparency and accountability to shareholders, and a commitment to diversity.  As a result, we believe ESG research helps improve portfolio quality and financial return potential.

Boston Common selects stocks through bottom-up, fundamental research, while maintaining a disciplined approach to valuation and risk control.  We may sell a security when its price reaches a set target if we believe that other investments are more attractive, or for other reasons we may determine.

We use our voice as a shareowner to raise environmental, social, and governance issues with the management of select portfolio companies through a variety of channels.  These may include engaging in dialogue with management, participating in shareholder proposal filings, voting proxies in accordance with our proxy voting guidelines, and participating in the annual shareholder meeting process.  Through this effort, we seek to encourage a company’s management towards greater transparency, accountability, disclosure and commitment to ESG issues.

9

The U.S. Equity Fund will normally invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. companies that meet the Adviser’s ESG criteria.  Equity securities include common and preferred stocks, as well as securities that are convertible into common stocks.  The Fund may also invest up to 20% of its total assets in ADRs.  The Fund may also invest in other stable, cash-flow generating companies, including publicly-traded Real Estate Investment Trusts (“REITs”). The Fund generally seeks to invest in companies that have market capitalizations of $2 billion or greater.

Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the U.S. Equity Fund.  The following risks could affect the value of your investment in the Fund:

•
General Market Risk:  Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issues in other countries or regions.  Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

•
Equity Securities Risk:  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably.  These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.  When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

•	Management Risk: Boston Common may fail to implement the Fund’s investment strategies or meet its investment objective.

•
Depositary Receipt Risk:  Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

•
Large Companies Risk:  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Sustainability (ESG) Policy Risk:  The Fund’s ESG policy could cause it to perform differently compared to similar funds that do not have such a policy.  This ESG policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.  The Fund will vote proxies in a manner which is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer.

•
Real Estate Investment Trusts Risk:  REIT prices may fall because of the failure of borrowers to pay their loans and/or poor management. The value of REITs may also be affected by increases in property taxes and changes in tax laws and interest rates.

10

Performance

The following performance information provides some indication of the risks of investing in the U.S. Equity Fund.  The bar chart below illustrates how the Fund’s total returns have varied from year‑to‑year.  The table below illustrates how the Fund’s average annual total returns for the 1-year, 5-year and since-inception periods compare with that of a broad-based securities index.  This comparison is provided to offer a broader market perspective.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results.  Updated performance information is available on the Fund’s website at www.bostoncommonfunds.com.

Calendar Year Total Return
As of December 31,

Highest Quarterly Return:	Q4, 2013	10.42%

Lowest Quarterly Return:	Q3, 2015	-6.77%

Average Annual Total Return as of December 31, 2017
	1 Year	5 Year	Since Inception (4/30/2012)
Boston Common ESG Impact U.S. Equity Fund
Return Before Taxes	20.65%	13.69%	12.29%
Return After Taxes on Distributions	19.78%	13.02%	11.69%
Return After Taxes on Distributions and Sale of Fund Shares	12.41%	10.86%	9.78%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	14.53%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes.  Actual after-tax returns depend on the individual investor’s situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

11

Investment Adviser

Boston Common Asset Management, LLC

Portfolio Managers

The U.S. Equity Fund is team-managed by the Portfolio Managers listed below:

Name	Title	Managed the Fund Since
Geeta B. Aiyer, CFA	President & Founder	Inception (2012)
Praveen Abichandani, CFA	Co-CIO-U.S. Strategies	Inception (2012)
Corné Biemans	Co-CIO-U.S. Strategies	2013
Steven Heim	Director, ESG Research	Inception (2012)

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange Fund shares on any business day by written request via mail (Boston Common Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-877-777-6944, or through a financial intermediary.  The minimum initial investment in the Fund is $10,000.  You can make additional investments at any time with $1,000 or more.

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.
12

ADDITIONAL INFORMATION REGARDING THE FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Investment Objectives

Each Fund’s objective is to seek long-term capital appreciation.  Each Fund’s investment objective is non-fundamental, which means it may be changed without shareholder vote upon at least 60 days’ prior written notice to shareholders.  There is no assurance that either Fund will achieve its investment objective.

Principal Investments

Boston Common ESG Impact International Fund

The International Fund seeks to preserve and build capital over the long term through investing in a diversified portfolio of common stocks and ADRs of companies it believes are high quality (lower debt/total capital, earnings stability and stable cash flow), sustainable and undervalued.  The Fund will normally invest at least 80% of its net assets, plus borrowings for investment purposes, in the securities of non-U.S. companies that meet the Adviser’s ESG criteria.  The Fund may also invest in preferred stock, securities that are convertible into common stock, EDRs and GDRs.  Boston Common considers companies to be “non-U.S.” based on the issuer’s domicile, its principal place of business, its primary stock exchange listing, or its inclusion in a broad, publicly-available international equity index.  The Fund will normally be invested in at least five countries outside the United States, with up to 10% of the Fund’s total assets invested in securities of companies located in emerging markets.  Boston Common generally seeks to invest in companies that have market capitalizations of $2 billion or greater.

Changes in Policy.  The Fund will not change its investment policy of investing at least 80% of its net assets in the securities of non-U.S. companies that meet the Adviser’s ESG criteria without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.

Boston Common ESG Impact U.S. Equity Fund

The U.S. Equity Fund seeks to preserve and build capital over the long term through investing in a diversified portfolio of stocks and ADRs of companies it believes are high quality (lower debt/total capital, earnings stability and stable cash flow), sustainable and undervalued.  The Fund will normally invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. companies that meet the Adviser’s ESG criteria.  Equity securities include common and preferred stocks as well as securities that are convertible into common stocks.  Up to 20% of the Fund’s total assets may be invested in ADRs.  The Fund may also invest in other stable, cash-flow generating companies across the portfolios, including positions in several REITs.  Boston Common generally seeks to invest in companies that have market capitalizations of $2 billion or greater.

Changes in Policy.  The Fund will not change its investment policy of investing at least 80% of its net assets in equity securities of U.S. companies that meet the Adviser’s ESG criteria without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.

13

Principal Investment Strategies – Both Funds

Boston Common seeks to invest in attractively valued, sustainable, high-quality (lower debt/total capital, earnings stability and stable cash flow) stocks by combining fundamental equity analysis with our work in sustainability research and shareowner advocacy and engagement.  We look for companies with sound governance and histories of responsible financial management that we believe are capable of consistent, visible profitability over a long time horizon.  We look for indicators of quality in firms if they are experiencing superior growth and operating successfully in their respective economic sectors. We measure a firm’s growth by comparing its products or services or improving competitive conditions among its peers.  We then determine whether any of the individual firms appear to be trading at discounts to their intrinsic value.  Here our research-driven conviction is enhanced by our 360-degree perspective where we integrate financial and ESG criteria into the stock selection process.

Boston Common’s ESG research process integrates information from disparate sources to form a holistic understanding of corporate performance.  We may incorporate information from one or more third party ESG research providers, news sources, non-governmental organizations, and company and industry contacts.  We endeavor to integrate financial and sustainability factors into our investment process because we believe ESG research helps us identify companies that will be successful over the long-term.  We seek to identify companies that demonstrate a higher level of environmental responsibility, commitment to social standards and adherence to best practices in corporate governance than their peers.

While ESG criteria helps shape the investable universe, Boston Common builds upon its traditional financial discipline in the stock selection process.  We select stocks through bottom-up, fundamental research.  We endeavor to understand each company within its global sector and marketplace.  Traditional financial statement analysis incorporates an understanding of the longer-term value drivers for a company and its industry.  We look at pricing trends, product cycles and supply-demand imbalances, as well as the outlook for end-market demand.  Our focus on valuation includes traditional metrics that value earnings and cash flow streams with an eye towards relative valuation among a company’s global peer group.  We overlay our research of company fundamentals with valuation work to help identify stocks that we believe are trading at a discount to intrinsic value.  We further incorporate sustainability analysis with our fundamental work, seeking to identify potential catalysts that could help drive a stock’s value over a 12-18 month time horizon.

Boston Common practices a disciplined approach towards controlling risk.  We focus on quality parameters.  We typically reject companies with excessive debt or inconsistent operating performance and those that are losing money.  We also avoid companies that are losing market share or that face declining end-market demand.  We balance upside return opportunities with potential for downside outcomes by reviewing larger economic trends as well as company specific valuation.  Boston Common may sell a security when its price reaches a set target, or if we believe that other investments are more attractive, or for other reasons we may determine.

Sustainability Criteria – Both Funds

Boston Common integrates sustainability criteria into all phases of the investment process, from identifying the investable universe to stock selection and portfolio construction.  We prefer firms with innovative approaches to the environmental and social challenges their industries, society and the world face, while pursuing advocacy and engagement initiatives to help improve portfolio companies’ ESG performance.

Boston Common proactively seeks to identify companies with strong ESG profiles.  We evaluate companies on (E)nvironmental issues, looking for organizations that demonstrate a higher level of environmental responsibility than their peers and understand that natural resources are limited.  We favor companies that conserve natural resources, reduce volume and toxicity of waste generated, and manage direct and indirect greenhouse gas emissions.  We assess a company’s commitment to (S)ocial standards including human rights, animal welfare, workplace health and safety, and fair treatment of employees globally.  We also examine whether a company’s standards for its vendors broaden the impact of its policies.  Boston Common looks for companies that have demonstrated an overall higher level of accountability than their peers to all stakeholders, including providing safe, desirable, high-quality products or services and marketing them in responsible ways.  We appraise companies’ adherence to best practices in (G)overnance, including policies favoring transparency and accountability to shareholders, and a commitment to diversity.

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We favor companies that have made changes in policies and programs to address past problems.  Conversely, we look to avoid companies that are egregious violators of regulations, exhibit a pattern of negligence, or have a deteriorating record on measurable conduct.  These criteria may be industry-specific, such that a company can be judged in relation to its peers.

In defining the investable universe, Boston Common recognizes that no company will outperform on all ESG criteria.  We seek to identify companies with strengths in a reasonable number of ESG criteria and/or with the potential to make progress across the ESG spectrum.  While seeking to rule out companies with the worst ESG records relative to industry peers, Boston Common looks for firms that are finding innovative solutions to problems faced by their industry.

We use our voice as a shareowner to raise environmental, social, and governance issues with the management of select portfolio companies through a variety of channels.  These may include engaging in dialogue with management, participating in shareholder proposal filings, voting proxies in accordance with our proxy voting guidelines, and participating in the annual shareholder meeting process.  Through this effort, we seek to encourage a company’s management toward greater transparency, accountability, disclosure and commitment to ESG issues.

While we seek to invest in companies that are working on innovative solutions to problems, we do not invest in stocks of companies simply because they advance sustainability.  When our sustainability research generates investment ideas, we subject them to the structure and rigor of our traditional investment process, as with any other investment.

Temporary Defensive Positions

In order to respond to adverse market, economic, political or other conditions, a Fund may assume a temporary defensive position by reducing investments in equities and/or increasing investments in short term fixed income securities.  The Funds may also invest without limit in cash and high quality cash equivalents such as investment grade commercial paper and other money market instruments.  During such times, the Funds may not achieve their investment objectives to the extent they make temporary and/or cash investments.  A defensive position, taken at the wrong time, may have an adverse impact on a Fund’s performance.

Principal Risks of Investing in the Funds

The principal risks of investing in the Funds that may adversely affect the Funds’ net asset value (“NAV”) or total return have previously been summarized in the “Summary Section.”  These risks are discussed in more detail below.

General Market Risk.  Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issues in other countries or regions.   General market risk may affect a single issuer, industry, sector of the economy or the market as a whole.  Securities in a Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

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Equity Securities Risk.  The Funds purchase equity securities, which subject them to equity securities risk.  This is the risk that stock prices will fall over short or extended periods.  Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles.  Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  These price movements may result from factors affecting individual companies, industries or the securities market as a whole.  If you hold common stocks of any given issuer, you would generally be exposed to greater risk than if you hold preferred stock or convertible debt obligations of the issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors of such issuers.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

Management Risk.  Management risk describes the Funds’ ability to meet their investment objectives based on the Adviser’s success or failure at implementing investment strategies for the Funds.  The value of your investment is subject to the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities.  If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished.

Foreign Securities and Emerging Markets Risk (International Fund).  The International Fund may invest in foreign securities, including in emerging markets.  Foreign investments may be subject to more risks than U.S. investments.  These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments.  Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.  Amounts realized on sales of or distributions with respect to foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities.  Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates.  Such fluctuations may reduce the value of the investment.  Foreign investments are also subject to risks including potentially higher withholding and other taxes, higher costs of custody and trading, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets.  In addition, foreign markets can, and often do, perform differently than U.S. markets.  Given the global interrelationships of today’s economy, volatility or threats to stability of any significant currency, such as occurred in the recent past with the European Monetary Union, or significant political instability, may affect other markets and affect the risk of an investment in the Funds.  Emerging market countries entail greater investment risk than developed markets.  Such risks could include government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

Depositary Receipt Risk.  Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers.  In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

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Large Companies Risk.  Large company stock risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies.  Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.  Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Sustainability (ESG) Policy Risk.  The Funds’ ESG policy could cause the Funds to perform differently compared to similar funds that do not have such a policy.  This ESG policy may result in the Funds foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.  The Funds will vote proxies in a manner that is consistent with their ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer.  A company’s ESG performance or the Adviser’s assessment of a company’s ESG performance may change over time, which could cause a Fund to temporarily hold securities that do not comply with the Fund’s responsible investments principles.  There is a possibility that a company in a Fund’s portfolio may engage in a merger or acquisition and such merger or acquisition could result in a Fund holding securities that do not comply with the Fund’s responsible investments principles.  In evaluating a company, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to incorrectly assess a company’s ESG performance.  Successful application of each Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.  ESG factors may be evaluated differently by different managers and may mean different things to different people.

Real Estate Investment Trusts Risk (U.S. Equity Fund).  REITs are trusts that invest primarily in commercial real estate or real estate-related loans.  By investing in publicly-traded REITs indirectly through the U.S. Equity Fund, shareholders will not only bear the proportionate share of the expenses of the U.S. Equity Fund, but will also indirectly bear similar expenses of underlying REITs.  The U.S. Equity Fund may be subject to certain risks associated with the direct investments of the REITs, such as losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.  REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants.  Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unit holders and may be subject to defaults by borrowers and to self-liquidations.  In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 or its failure to maintain exemption from registration under the Investment Company Act of 1940.

Regional Risk (International Fund).  Since the International Fund may invest a significant portion of its assets in companies in a specific region, including Europe, the International Fund is subject to greater risks of adverse developments in that region than a fund that is more broadly diversified geographically. Current political, uncertainty surrounding the European Union (“EU”) and its membership, including the 2016 referendum in which the United Kingdom voted to exit the EU, may increase market volatility.  The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries may increase the economic risk of investing in companies in Europe.

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PORTFOLIO HOLDINGS INFORMATION

A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”) and on the Funds’ website at www.bostoncommonfunds.com.

MANAGEMENT OF THE FUNDS

Investment Adviser

The Funds have entered into an investment advisory agreement (the "Advisory Agreement") with Boston Common Asset Management, LLC, 200 State Street, 7th Floor, Boston, Massachusetts 02109, under which Boston Common manages the Funds' investments and business affairs subject to the supervision of the Board.  The Adviser provides the Funds with advice on buying and selling securities.  The Adviser also furnishes the Funds with office space and certain administrative services and provides most of the personnel needed by the Funds.  As of December 31, 2017, the Adviser had approximately $2.7 billion in assets under management.  Under the Advisory Agreement for the International Fund, the Adviser is entitled to receive a monthly management fee for its investment advisory services calculated daily and payable monthly equal to 0.80% of its average daily net assets.  Prior to February 1, 2018, the Adviser was entitled to receive a monthly management fee 0.90% from the International Fund.  For the fiscal year ended September 30, 2017, the Adviser was paid an effective rate of 0.90% from the International Fund.  Under the Advisory Agreement for the U.S. Equity Fund, the Adviser is entitled to receive a monthly management fee for its investment advisory services calculated daily and payable monthly equal to 0.75% of its average daily net assets.  For the fiscal year ended September 30, 2017, the Adviser was paid, net of any waivers, an effective rate of 0.37% from the U.S. Equity Fund.

A discussion regarding the basis for the Board’s approval of the Funds’ Advisory Agreement is available in the Funds’ Annual Report to shareholders for the fiscal year ended September 30, 2017.

The Adviser has contractually agreed to reduce its fees and/or pay expenses of the Funds to ensure that the Total Annual Fund Operating Expenses After Fee Reduction and/or Expense Reimbursement (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes, and extraordinary expenses) will not exceed 1.20% of the average daily net assets of the International Fund, and 1.00% of the average daily net assets of the U.S. Equity Fund.  Any reduction in advisory fees or payment of expenses made by the Adviser is subject to reimbursement by the Funds if requested by the Adviser and the Board approves such reimbursement in subsequent years.  The Adviser may be reimbursed for fee reductions and/or expense payments made in the prior three years.  The Adviser may request reimbursement if the aggregate amount actually paid by the Funds toward operating expenses for such period (taking into account the reimbursement) does not exceed the lesser of the Expense Caps in place at the time of waiver or at the time of reimbursement.  The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.  The current Expense Caps are in place indefinitely, but at a minimum through January 31, 2019.  The Expense Cap agreements may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Adviser, or by the Adviser with the consent of the Board.

Portfolio Managers

The Funds are managed by a team of investment professionals associated with the Adviser, each of whom brings particular expertise to the investment process.  Matt Zalosh, Praveen Abichandani, Geeta Aiyer and Corné Biemans determine the overall investment strategies, sector and country allocations.  The team members are jointly and primarily responsible for the day-to-day management of the Funds.  Geeta Aiyer and Steven Heim determine each Fund’s sustainability criteria and strategy.

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Geeta B. Aiyer, CFA1
President & Founder; Chief Strategist
As President and Chief Strategist, Geeta is jointly and primarily responsible for the day-to-day management of the Funds.  She also is actively involved in setting the sustainability criteria for the Funds.  Geeta founded Boston Common in 2002 and has served as its President since then.  She has worked with sustainable and responsible investing since 1988, helping shape the evolving definition of global sustainable investing.  Geeta received her M.B.A. from Harvard University and her B.A. and M.A. degrees from the University of Delhi, India.

Praveen Abichandani, CFA
Portfolio Manager; Co-CIO U.S. Strategies
Praveen joined Boston Common in 2004.  As Portfolio Manager and since 2012, Co-CIO of U.S. Strategies, he is jointly and primarily responsible for the day-to-day management of the Funds.  Praveen conducts securities research and analysis, focusing on the telecommunications, materials and industrial sectors. Praveen began his career in equity research and corporate development in the telecom and media industries in 1990.  Praveen received his M.B.A. from the University of Texas at Austin and his B.S. in Chemical Engineering from Osmania University in India.

Corné Biemans
Portfolio Manager; Co-CIO U.S. Strategies
Corné joined Boston Common in 2012, and is part of the securities research team responsible for the day-to-day management of the Funds.  Before joining Boston Common, he was a senior global equity portfolio manager for BNP Paribas Investment Partners.  He started his career at Rabobank Group as an international economist in 1991.  Corné earned a master’s degree in Monetary Economics from Tilburg University in the Netherlands.

Matt Zalosh, CFA
CIO - International Strategies
Matt joined Boston Common in 2003 and has served as CIO of International Strategies since 2005.  He is part of the securities research team responsible for the management of the Funds, focusing on the health care and financial services sectors.  Matt has worked in the investment field since 1995, including a previous position with Dodge and Cox and State Street Research.  He received his M.A. in International Relations from Johns Hopkins School of Advanced International Studies (SAIS), where he specialized in emerging markets. He received his B.A., cum laude, in Economics and International Studies from Colby College.

Steven Heim
Director ESG Research
Steven has been with Boston Common since its founding in 2002. Steven is primarily responsible for developing and implementing Boston Common’s ESG policy. With over 20 years of experience in the SRI/ESG field, Steven has been instrumental in helping shape the evolving body of sustainability criteria to define areas for shareowner advocacy and company engagement.  Steven received two B.S. degrees from Massachusetts Institute of Technology.

1A Chartered Financial Analyst (“CFA”) is an investment professional who has passed tests in economics, securities analysis and portfolio management administered by the Institute of Chartered Financial Analysts.  Such professionals are expected to have at least three years of investment related experience and to meet certain standards of professional conduct.
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The SAI provides additional information on the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Funds.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The Funds sell their shares at net asset value (“NAV”).  The NAV is determined by dividing the value of the Funds’ securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV).  The NAV takes into account the expenses and fees of the Funds, including management, administration and other fees, which accrue daily.  The Funds’ share price is calculated as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

All shareholder transaction orders received in good order (as described below under “How to Buy Shares”) by U.S. Bancorp Fund Services, LLC (“Transfer Agent”), the Funds’ transfer agent, or an authorized financial intermediary by 4:00 p.m. Eastern time will be processed at that day’s NAV.  Transaction orders received after 4:00 p.m. Eastern time will receive the next day’s NAV.  The Funds’ NAV, however, may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC.  The Funds do not determine the NAV of their shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share).  In certain cases, the Funds may make fair value determinations made as described below under procedures as adopted by the Board.

Fair Value Pricing

Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on a foreign exchange is closed, but before trading on the NYSE is closed (a “Significant Event”).  Fair value determinations are then made in good faith in accordance with procedures adopted by the Board.  Generally, the fair value of a portfolio security or other assets shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale.  To help determine whether a Significant Event has occurred with respect to securities traded principally in foreign markets for the International Fund, a third party service provider has been engaged to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of the close of the relevant foreign market and the close of trading on the NYSE.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Funds would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures.  If any significant discrepancies exist, the Funds may adjust their fair valuation procedures.
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How to Buy Shares

To purchase shares of the Funds, you must make a minimum initial or subsequent investment as listed in the table below:

Minimum Investments	To Open A New Account	To Add to An Existing Account
Regular Accounts	$10,000	$1,000

Retirement, Tax-Deferred and UGMA/UTMA Accounts	$10,000	$1,000

You may purchase shares by completing an account application.  Your order will not be accepted until the completed account application is received by the Funds or the Transfer Agent.  Shares are purchased at the NAV next determined after the Transfer Agent receives your order in good order.  “Good order” means your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to “Boston Common Funds.”  Account applications will not be accepted unless they are accompanied by payment in U.S. dollars drawn on a U.S. financial institution.  The Funds will not accept payment in cash or money orders.  To prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept postdated checks or any conditional order or payment.  If your payment is not received or if you pay with a check that does not clear, your purchase will be canceled.  If your check is returned for any reason, a $25 fee will be assessed against your account.  You will also be responsible for any losses suffered by the Funds as a result.  The Funds do not issue share certificates.  The Funds reserve the right to reject any purchase in whole or in part.  The minimum investment requirements may be reduced from time to time by the Funds.

The Funds have not registered shares for sale outside of the United States.  The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

USA PATRIOT Act.  The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing the account application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Until such verification is made, the Funds may temporarily limit additional share purchases.  In addition, the Funds may close an account if they are unable to verify a shareholder’s identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.  Corporate, trust and other entity accounts require further documentation.  If you are opening an account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners.  Please contact the Transfer Agent at 1-877-777-6944 if you need additional assistance when completing your account application.

If the Funds do not have a reasonable belief of the identity of a shareholder, the account application will be rejected and you will not be allowed to perform a transaction in the account until such information is received.  The Funds also reserve the right to close the account within five business days if clarifying information/documentation is not received.  Only persons with a valid social security number or tax identification number and permanent U.S. street address may open accounts.
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By Mail.  To purchase Fund shares by mail, simply complete the enclosed account application and mail it with a check made payable to Boston Common Funds to:

For Regular Mail Delivery: Boston Common Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	For Overnight Delivery: Boston Common Funds c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202

NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds.  Receipt of purchase orders is based on when the order is received at the Transfer Agent’s offices.

If you are making a subsequent purchase, detach the stub that is attached to the account statement you will receive after each transaction and mail it with a check made payable to “Boston Common Funds” to the Transfer Agent in the envelope provided with your statement or to the address noted above.  You should write your account number on the check.  If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.

By Telephone.  Unless you have declined telephone options on the account application, you may purchase additional shares by telephoning the Funds toll free at 1-877-777-6944.  If your account has been open for 15 days, telephone orders, in the amount of $1,000 or more, are acceptable via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network.  You must have banking information established on your account prior to making a purchase.  Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions.  If the Funds receive your order prior to 4:00 p.m. Eastern time, the Transfer Agent will purchase shares at the NAV next calculated on the day of your purchase order.  For security reasons, requests by telephone may be recorded.  Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

By Wire

Initial Investment.  If you are making an initial investment in the Funds, before you wire funds, please contact the Transfer Agent at 1-877-777-6944 to arrange with a service representative to submit your completed account application via overnight delivery or facsimile.  Upon receipt of your account application, the Transfer Agent will establish an account for you and a service representative will contact you to provide your new account number and wiring instructions.  If you no dot receive this information within one business day, you may call the Transfer Agent at the number above.

Once your account is established, you may instruct your bank to initiate the wire using the instructions given by the service representative.  Prior to sending the wire purchase, please contact the Transfer Agent at 1-877-777-6944 to advise of your wire and to ensure proper credit upon receipt.  It is essential that your bank include the name of the Funds, your name and account number in all wire instructions.

Subsequent Investment.  If you are making a subsequent purchase, your bank should wire funds as indicated below.  Before each wire purchase, please contact the Funds to advise of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  It is essential that your bank include the name of the Funds and your name and account number in all wire instructions.  If you have questions about how to invest by wire, you may call the Transfer Agent.  Your bank may charge you a fee for sending a wire to the Funds.
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Your bank should transmit funds by wire to:

U.S. Bank N.A.
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA Routing Number 075000022
For credit to U.S. Bancorp Fund Services, LLC
DDA #112-952-137
for further credit to [insert Fund name]
[shareholder name and account number]

Wired funds must be received prior to 4:00 p.m., Eastern time, to be eligible for same day pricing.  Neither the Funds, or U.S. Bank, N.A., the Funds’ custodian, are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions. If you have questions about how to invest by wire, you may contact the Funds by telephoning toll free at 1-877-777-6944.

Through a Financial Intermediary.  You may buy and sell shares of the Funds through certain financial intermediaries and their agents that have made arrangements with the Funds and are authorized to buy and sell shares of the Funds (collectively, “Financial Intermediaries”).  Financial Intermediaries may have different investment minimum requirements than those outlined in this prospectus.  Additionally, Financial Intermediaries may aggregate several customer accounts to accumulate the requisite initial investment minimum.  Please consult your Financial Intermediary for their account policies.  Your order’s price will be at the Funds’ NAV next determined after a Financial Intermediary receives it.  The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.  A Financial Intermediary may hold your shares in an omnibus account in the Financial Intermediary’s name and the Financial Intermediary may maintain your individual ownership records.  The Funds may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services.  Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them.  Financial Intermediaries are responsible for placing your order correctly and promptly with the Funds, forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus.  If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced at the Funds’ NAV next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

Retirement Plans.  The Funds offer an IRA plan.  You may obtain information about opening an IRA account by calling 1-877-777-6944.  If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your Financial Intermediary.

How to Sell Shares

In general, orders to sell or “redeem” shares may be placed directly with the Funds, the Transfer Agent or your Financial Intermediary.  You may redeem part or all of your shares at the next determined NAV after the Funds receive your order.  You should request your redemption prior to the close of the NYSE, generally 4:00 p.m., Eastern time, to obtain that day’s closing NAV.  Redemption requests received after the close of the NYSE are treated as though received on the next business day.
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By Mail.  You may redeem your shares by simply sending a written request to the Transfer Agent.  Please provide the name of the Funds, your account number and state the number of shares or dollar amount you would like redeemed.  All of the shareholders whose names appear on the account registration should sign the letter.  Redemption requests will not become effective until the Transfer Agent receives all documents in good order.  “Good order” means your redemption request includes:  (1) the name of the Fund, (2) the dollar amount of shares to be redeemed, (3) the account number and (4) signatures by all of the shareholders whose names appear on the account registration. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).  Shareholders should contact the Transfer Agent for further information concerning documentation required for redemption of Fund shares.

For Regular Mail Delivery: Boston Common Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	For Overnight Delivery: Boston Common Funds c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202

NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.  Shares held in IRA accounts may be redeemed by telephone at 1-877-777-6944.  Investors will be asked whether or not to withhold taxes from any distribution.

By Telephone and by Wire.  Unless you have declined telephone options on the account application, you may redeem by telephone.  You may redeem up to $50,000 in shares by calling the Transfer Agent at 1-877-777-6944 before the close of trading on the NYSE, normally 4:00 p.m., Eastern Time.  The Transfer Agent will mail redemption proceeds to the address that appears on the Transfer Agent’s records.  At your request, redemption proceeds will be wired or sent via electronic funds transfer through the ACH network to a pre-designated bank account.  The minimum amount for wiring is $1,000.  There is a $15 wire charge for each wire, which will be deducted from your account balance on dollar specific trades.  There is no charge when proceeds are sent via the ACH system; however, funds may not be available in your account for two to three days.  The Transfer Agent will not make telephone redemptions if you notify the Transfer Agent of a change of address within 15 days before the redemption request.

Once you place a telephone transaction, you cannot cancel or modify it after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).  During periods of high market activity, you may encounter longer than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  You may make your redemption request in writing.
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Prior to executing an instruction received to redeem funds by telephone, the Funds and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine.  These procedures may include recording the telephone call and asking the caller for a form of personal identification.  If the Funds and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine.  This includes any fraudulent or unauthorized request.  The Funds may change, modify or terminate these telephone and wire redemption privileges at any time upon at least a 60-day notice to shareholders.  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Through a Financial Intermediary.  You may redeem Fund shares through your Financial Intermediary.  Redemptions made through a Financial Intermediary may be subject to procedures established by that institution.  Your Financial Intermediary is responsible for sending your order to the Funds and for crediting your account with the proceeds.  For redemptions through Financial Intermediaries, orders will process at the NAV next effective after receipt by the Funds or Financial Intermediary of the order.  Please keep in mind that your Financial Intermediary may charge additional fees for its services.  Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

Systematic Withdrawal Plan.  As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Plan (“SWP”).  Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis.  In order to participate in the SWP, your account balance must be at least $10,000 and each withdrawal amount must be for a minimum of $100.  If you elect this method of redemption, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account.  For payment through the ACH network, your bank must be an ACH member and your Fund account must maintain your bank account information.  The Funds may terminate the SWP at any time.  You may also elect to terminate your participation in the SWP at any time by contacting the Transfer Agent sufficiently in advance of the next withdrawal.

A withdrawal under the plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may deplete.  To establish the SWP, complete the “Systematic Withdrawal Plan” section of the Funds’ account application.  Please call 1-877-777-6944 for additional information regarding the Funds’ SWP.

Redemption Fees.  The Funds are intended for long-term investors.  Short-term “market-timers” that engage in frequent purchases and redemptions can disrupt the Funds’ investment program and create additional transaction costs that are borne by all shareholders.  For these reasons, the Funds will assess a 2.00% fee on the redemption and exchange of Fund shares held for 30 calendar days or less.  The Funds deduct the redemption fee from your proceeds and retain it for the benefit of long-term shareholders.  The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you purchase shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies.

This fee does not apply to:
(1)	shares purchased through reinvested dividends or capital gains;
(2)	Fund redemptions under the Funds’ SWP;
(3)	the redemption of shares previously purchased under an AIP;
(4)	the involuntary redemption of low balance accounts;
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(5)
sales of Fund shares made in connection with non-discretionary portfolio rebalancing associated with certain asset-allocation programs managed by fee-based investment advisors, certain wrap accounts and certain retirement plans;

(6)	minimum required distributions from retirement accounts;
(7)	premature distributions from retirement accounts due to the disability or health of the shareholder;
(8)	redemptions resulting in the settlement of an estate due to the death of the shareholder;
(9)	conversion of shares from one share class to another in the same Fund;
(10)	taking out a distribution or loan from a defined contribution plan;
(11)	to effect, through a redemption and subsequent purchase, an account registration change within the same Fund; or
(12)	redemptions in connection with charitable investment pool accounts.

In addition, the Funds retain the right to waive the redemption fee in circumstances the Funds deem reasonable.  The Funds reserve the right to change the terms and amount of this fee upon at least 60 days’ notice to shareholders.

Although the Funds have the goal of applying this redemption fee to most redemptions of shares held for 30 days or less, the Funds may not always be able to track short-term trading effected through Financial Intermediaries in non-disclosed or omnibus accounts.  The Funds have entered into Information Sharing Agreements with such Financial Intermediaries as described under “Tools to Combat Frequent Transactions,” which contractually require such Financial Intermediaries to provide the Funds with information relating to their customers investing in the Funds through non-disclosed or omnibus accounts. The Funds cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and may not always be able to track short-term trading effected through these Financial Intermediaries.  In addition, because the Funds are required to rely on information from the Financial Intermediary as to the applicable redemption fee, the Funds cannot ensure that the Financial Intermediary is always imposing such fee on the underlying shareholder in accordance with the Funds’ policies.

Exchanging Shares

You may exchange all or a portion of your investment from one Boston Common Fund to any other Boston Common Fund.  Any new account established through an exchange will be subject to the minimum investment requirements described above.  The Transfer Agent will execute exchanges based on the relative NAV of the shares exchanged.  Your exchange is a sale of shares for federal income tax purposes, on which you may realize a taxable gain or loss.  Since an exchange is a sale of shares, redemption fees may apply.  This exchange privilege may be terminated or modified by a Fund at any time upon a 60-day notice to shareholders.  Call the Funds (toll-free) at 1-877-777-6944 to learn more about exchanges.

ACCOUNT AND TRANSACTION POLICIES

Waiver or Reduction of Investment Minimum.  Although not limited to the list below, the Adviser may waive or reduce the initial minimum investment in any of following circumstances:

•	Retirement, defined benefit and pension plans with plan assets of at least $25 million;
•	Bank or Trust companies investing for their own accounts or acting in a fiduciary or similar capacity;
•	Institutional clients of the Adviser;
•	Trustees and Officers of the Trust; and
26

•
Employees of the Adviser and its affiliates and their immediate families (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and Uniform Gift or Transfer to Minors Act accounts naming qualifying persons).

Payment of Redemption Proceeds.  The Funds typically send redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer.  Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.

The Funds typically expect that they will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of a Fund.  In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests or when the sale of portfolio securities is not sufficient to meet redemption requests, a Fund will typically borrow money through its line of credit. These redemption methods will be used regularly and may also be used in stressed market conditions.  The Funds reserve the right to pay redemption proceeds to you in whole or in part through a redemption in-kind as described under “Redemption In-Kind” below.  Redemptions in-kind are typically used to meet redemption requests that are a large percentage of a Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders.  Redemptions in-kind may be used regularly in such circumstances and may also be used in stressed market conditions.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell the Funds’ shares or receive proceeds.  Specifically, the Funds may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days for:
(1)	any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;
(2)
any period during which an emergency exists as a result of which disposal by the Funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the Funds fairly to determine the value of their net assets; or

(3)	such other periods as the SEC may permit for the protection of the Funds’ shareholders.

Redemption proceeds will be sent to the address of record.  The Funds will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.  If you request the Transfer Agent to send the proceeds of redemption to an address other than the address of record, or if you change the address of record within 15 days of the redemption request, the request must be in writing with your signature guaranteed.

Low Balance Accounts.  The Funds may redeem the shares in your account if the value of your account is less than $10,000 because of redemptions you have made.  This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts.  The Transfer Agent will notify you that the value of your account is less than $10,000 before making an involuntary redemption.  You will then have 30 days in which to make an additional investment to bring the value of your account to at least $10,000 before the Funds take any action.

Redemption In-Kind.  The Funds have reserved the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Funds’ portfolio (a “redemption in-kind”).  It is not expected that the Funds would do so except during unusual market conditions or if the redemption amount is large enough to affect the Funds’ operations (e.g., if it represents more than 1% of the Funds’ assets).  A redemption in-kind is a taxable event to you.  If the Funds pay your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.  A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

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Signature Guarantees.  Signature guarantees may be required for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account transactions.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•	For all redemption requests in excess of $50,000;
•	If a change of address request has been received by the Transfer Agent within the last 15 calendar days;
•	When requesting a change in ownership on your account; or
•	When redemption proceeds are payable or sent to any person, address or bank account not on record.

In addition to the situations described above, the Funds and/or the Transfer Agent may require a signature guarantee in other instances based on the facts and circumstances relative to the particular situation.  Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.  A notary public is not an acceptable signature guarantor. The Adviser also reserves the right to waive the signature guarantee requirement based upon the circumstances.

Householding.  In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family.  If you would like to discontinue householding for your accounts, please call 1-877-777-6944 to request individual copies of these documents.  We will begin sending individual copies thirty days after receiving your request to stop householding.  This policy does not apply to account statements.

Unclaimed Property/Lost Shareholder.  It is important that the Funds maintain a correct address for each investor.  An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds.  Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account.  If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.  The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The investor’s last known address of record determines which state has jurisdiction.  Please proactively contact the Transfer Agent toll-free at 1‑877‑777-6944 at least annually to ensure your account remains in active status.  If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller.  Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

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TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Board has adopted a policy regarding excessive trading.  The Funds discourage excessive, short-term trading and other abusive trading practices and the Funds may use a variety of techniques to detect and discourage abusive trading practices.  These steps may include, among other things, monitoring trading activity, imposing redemption fees and using fair value pricing, under procedures as adopted by the Board when the Adviser determines that current market prices are not readily available.  As approved by the Board, these techniques may change from time to time as determined by the Funds in their sole discretion.

In an effort to discourage abusive trading practices and minimize harm to the Funds and their shareholders, the Funds reserve the right, in their sole discretion, to reject any purchase order, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Funds) and without prior notice.  The Funds may decide to restrict purchase and sale activity in their shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Funds’ performance.  Although the Funds have designed these efforts to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Funds seek to exercise their judgment in implementing these tools to the best of their ability in a manner that they believe is consistent with shareholder interests.  Except as noted in the Prospectus, the Funds apply all restrictions uniformly in all applicable cases.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Funds receive purchase and sale orders through Financial Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading.  However, the Funds will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Funds have entered into information sharing agreements with Financial Intermediaries, pursuant to which these intermediaries are required to provide to the Funds, at the Funds’ request, certain information relating to their customers investing in the Funds through non-disclosed or omnibus accounts.  The Funds will use this information to attempt to identify abusive trading practices.  Financial Intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies.  However, the Funds cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a consequence, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

SERVICE FEES

The Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

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The Funds have policies and procedures in place for the monitoring of payments to broker-dealers and other financial intermediaries for the following non-distribution activities: sub-transfer agent, administrative, and other shareholder servicing services.

The Adviser, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds, including affiliates of the Adviser.  Such payments and compensation are in addition to any sales charges and service fees paid by the Funds.  The Funds will generally make these additional cash payments to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

DIVIDENDS AND DISTRIBUTIONS

The Funds will make distributions of dividends and capital gains, if any, at least annually.  The Funds will make a distribution of any undistributed capital gains earned during the 12-month period ended October 31 on or about December 31 of each year.  The Funds may make an additional payment of dividends or distributions if the Funds deem it desirable at other times during any year.

The Funds will reinvest all distributions in shares of the Funds unless you choose one of the following options:  (1) receive dividends in cash; or (2) receive capital gains in cash.  Dividends are taxable whether reinvested in additional shares or received in cash.  If you wish to change your distribution option, write or call the Transfer Agent in advance of the payment date for the distribution.  If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your account at the Funds’ then current NAV and to reinvest all subsequent distributions.

TAX CONSEQUENCES

The Funds have elected and intend to continue to qualify to be taxed as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  As  regulated investment companies, the Funds will not be subject to federal income tax if they distribute their income as required by the tax law and satisfy certain other requirements that are described in the SAI.  The Funds generally intend to operate in a manner such that they will not be liable for federal income or excise taxes on  taxable income and capital gains distributed to shareholders.  The Funds intend to make distributions of ordinary income and capital gains.  In general, Fund distributions are taxable to you (unless your investment is through a qualified retirement plan), as either ordinary income or capital gain depending on the source of the Funds’ income.  Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund distributions of long-term capital gains are taxable to you as long-term capital gains.  The rate you pay on capital gains distributions from the Funds will depend on how long the Funds held the securities that generated the gains, not how long you owned your Fund shares. There is no requirement that the Funds take into consideration any tax implications when implementing their investment strategy.  A portion of the ordinary income dividends paid to you by the Funds may be qualified dividends eligible for taxation at long-term capital gain rates.  An additional federal tax of 3.8% on net investment income applies to taxpayers with adjusted gross incomes above $200,000 for single filers and $250,000 for married joint filers and generally will apply to dividends and capital gains from an investment in the Funds.  You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.  Shareholders should note that the Funds may make taxable distributions of income and capital gains even when share values have declined.
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Dividends declared by the Funds in October, November or December to shareholders of record on a specified date in such a month and paid in January will be treated as paid in December of the previous year for tax purposes.  Each year, you will receive a statement that shows the tax status of distributions you received the previous year.

All distributions generally reduce the NAV of a Fund’s shares by the amount of the distribution.  If you purchase shares prior to a distribution, the distribution will be taxable to you even though economically it may represent a partial return of your investment.

If you sell your Fund shares, it is a taxable event for you.  Depending on the purchase price and the sale price of the shares you sell, and any other adjustments to your tax basis for your shares, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transaction.

By law, the Funds must withhold as backup withholding a percentage (currently 24%) of your taxable distributions and redemption proceeds if you do not provide your correct Social Security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Funds to do so.

Additional information concerning the taxation of the Funds and their shareholders is contained in the Statement of Additional Information.  Because each person’s tax situation is unique, we urge you to consult your tax professional about federal, state, local or foreign tax consequences of an investment in the Funds.

INDEX DESCRIPTIONS

The MSCI EAFE Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance of developed markets in approximately 21 countries, excluding the United States and Canada.  The Index’s performance results are presented net of estimated foreign withholding taxes on dividends, interest and capital gains.  The withholding tax rates are those applicable to Luxembourg holding companies.

The S&P 500® Index is a broad market index of the 500 largest U.S. large cap companies.

Direct investment in an index is not possible.

FINANCIAL HIGHLIGHTS

The tables below illustrate the Funds’ financial performance for the periods shown.  Certain information reflects financial results for a single Fund share.  “Total return” illustrates how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions.  This information has been audited by Tait, Weller & Baker LLP, the Funds’ Independent Registered Public Accounting firm.  Their report and the Funds’ financial statements are included in the Annual Report, which is available upon request.
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Boston Common ESG Impact International Fund Financial Highlights For a capital share outstanding throughout each year
	Year Ended September 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$26.12	$24.17	$27.86	$28.03	$23.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.35	0.35	0.31	0.69	0.36
Net realized and unrealized gain (loss) on investments	4.07	1.88	(3.01)	(0.21)	4.12
Total from investment operations	4.42	2.23	(2.70)	0.48	4.48
LESS DISTRIBUTIONS:
Distributions from net investment income	(0.40)	(0.28)	(0.52)	(0.49)	(0.18)
Distributions from net realized gain	--	--	(0.47)	(0.16)	--
Total Distributions	(0.40)	(0.28)	(0.99)	(0.65)	(0.18)
Paid in capital from redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net Asset Value, end of year	$30.14	$26.12	$24.17	$27.86	$28.03

Total Return	17.26%	9.26%	(9.96)%	1.65%	18.99%

SUPPLEMENTAL DATA
Net Assets, end of year (000’s)	$219,225	$195,332	$179,484	$205,335	$167,692
Ratios to Average Net Assets:
Expenses before fees waived/recouped	1.13%	1.12%	1.12%	1.09%	1.18%
Expenses after fees waived/recouped	1.13%	1.12%	1.12%	1.17%	1.24%
Net investment income before fees waived/recouped	1.28%	1.40%	1.14%	2.46%	1.46%
Net investment income after fees waived/recouped	1.28%	1.40%	1.14%	2.38%	1.40%
Portfolio Turnover Rate	33%	32%	31%	24%	24%

[1]	Calculated based on the daily average number of shares outstanding.
[2]	Does not round to $0.01 per share.
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Boston Common ESG Impact U.S. Equity Fund Financial Highlights For a capital share outstanding throughout each year
	Year Ended September 30,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of year	$36.85	$32.21	$33.88	$30.13	$25.76

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.38	0.29	0.28	0.34	0.26
Net realized and unrealized gain (loss) on Investments	5.23	4.65	(1.18)	4.62	4.26
Total from investment operations	5.61	4.94	(0.90)	4.96	4.52
LESS DISTRIBUTIONS:
Distributions from net investment income	(0.31)	(0.29)	(0.27)	(0.23)	(0.12)
Distributions from net realized gain	(0.38)	(0.01)	(0.50)	(0.98)	(0.03)
Total distributions	(0.69)	(0.30)	(0.77)	(1.21)	(0.15)
Paid-in capital from redemption fees	0.00 [2]	0.00 [2]	--	--	--
Net asset value, end of year	$41.77	$36.85	$32.21	$33.88	$30.13
Total Return	15.47%	15.41%	(2.81)%	16.73%	17.65%

SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$33,794	$26,482	$26,748	$23,008	$10,920
Ratios to average net assets:
Expenses before fees waived	1.38%	1.35%	1.39%	1.65%	3.09%
Expenses after fees waived	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss) before fees waived	0.61%	0.49%	0.42%	0.39%	(1.14)%
Net investment income after fees waived	0.99%	0.84%	0.81%	1.04%	0.95%
Portfolio turnover rate	22%	29%	26%	21%	26%
1          Calculated based on the daily average number of shares outstanding.
2          Does not round to $0.01 per share
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PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•          Information we receive about you on applications or other forms;
•          Information you give us orally; and
•          Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.
PN-1

Boston Common Funds

You can find more information about the Funds in the following documents:

Statement of Additional Information ("SAI"):  The SAI provides additional details about the investments and techniques of the Funds and certain other additional information.  A current SAI is on file with the SEC and is herein incorporated into this Prospectus by reference.  It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports:  Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders.  In the Funds' Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

You can obtain free copies of these documents, request other information and discuss your questions about the Funds by contacting the Funds at:

Boston Common Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-877-777-6944
http://www.bostoncommonfunds.com

You can review and copy information, including the Funds' reports and SAI, at the Public Reference Room of the SEC, 100 "F" Street, N.E., Washington, D.C. 20549-1520.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Shareholder reports and other information about the Funds are also available:

▪	Free of charge from the Funds' website at http://www.bostoncommonfunds.com.
▪	Free of charge from the SEC's EDGAR database on the SEC's website at http://www.sec.gov.
▪	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
▪	For a fee, by e-mail request to publicinfo@sec.gov.

(The Trust's SEC Investment Company Act file number is 811-05037)

STATEMENT OF ADDITIONAL INFORMATION
January 30, 2018

Boston Common Funds

Boston Common ESG Impact International Fund
(formerly the "Boston Common International Fund")
ticker:  BCAIX

Boston Common ESG Impact U.S. Equity Fund
(formerly the "Boston Common U.S. Equity Fund")
ticker:  BCAMX

Boston Common Asset Management, LLC
200 State Street, 7th Floor
Boston, Massachusetts 02109
1.877.777.6944
http://www.bostoncommonfunds.com/

This Statement of Additional Information ("SAI") is not a prospectus and it should be read in conjunction with the Prospectus dated January 30, 2018, as may be revised, of Boston Common ESG Impact International Fund (the "International Fund") and Boston Common ESG Impact U.S. Equity Fund (the "U.S. Equity Fund") (each a "Fund," and collectively, the "Funds"), each a series of Professionally Managed Portfolios (the "Trust").  Boston Common Asset Management, LLC (the "Adviser") is the Investment Adviser to the Funds.  Copies of the Prospectus are available by calling the number listed above.

The Funds' most recent Annual Report to shareholders is a separate document supplied with this SAI.  The financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated into this SAI by reference to the Funds' Annual Report dated September 30, 2017 as filed with the Securities and Exchange Commission (the "SEC").

TABLE OF CONTENTS

THE TRUST	3

INVESTMENT POLICIES AND RISKS	3

INVESTMENT RESTRICTIONS	18

PORTFOLIO TURNOVER	19

PORTFOLIO HOLDINGS INFORMATION	19

TRUSTEES AND EXECUTIVE OFFICERS	21

PROXY VOTING POLICY	29

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP	30

THE FUNDS’ INVESTMENT ADVISER	31

PORTFOLIO MANAGERS	33

SERVICE PROVIDERS	35

EXECUTION OF PORTFOLIO TRANSACTIONS	36

CAPITAL STOCK	39

DETERMINATION OF SHARE PRICE	39

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	40

DISTRIBUTIONS AND TAX INFORMATION	43

PRINCIPAL UNDERWRITER AND DISTRIBUTOR	47

MARKETING AND SUPPORT PAYMENTS	47

FINANCIAL STATEMENTS	49

APPENDIX A	50

THE TRUST

The Trust is a Massachusetts business trust organized on February 24, 1987 and is registered with the SEC as an open-end management investment company.  Prior to May 1991, the Trust was known as the Avondale Investment Trust.  The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series.  The Trust consists of various series that represent separate investment portfolios.  The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.  This SAI relates only to the Funds.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations.  However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust.

The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Funds’ assets for any shareholder held personally liable for obligations of the Funds or the Trust.  The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds or the Trust and satisfy any judgment thereon.  All such rights are limited to the assets of the Funds.  The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities.  However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Funds themselves are unable to meet their obligations.

The International Fund commenced operations on December 29, 2010.  The U.S. Equity Fund commenced operations on April 30, 2012.

The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series of the Trust.  The Funds’ Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC.  Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at http://www.sec.gov.

INVESTMENT POLICIES AND RISKS

Both Funds are diversified.  This means that for 75% of its total assets, each Fund may not invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the outstanding voting shares of a single issuer.  Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time a fund purchases a security.  However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets.  If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers.  Accordingly, a fund would be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal securities laws.

The following information supplements the discussion of each Fund’s investment objective and policies as set forth in its Prospectus.  The Funds may invest in the following types of investments, each of which is subject to certain risks, as discussed below.

Market and Regulatory Risk

Events in the financial markets and economy may cause volatility and uncertainty and affect performance.  Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value (“NAV”), and an increase in Fund expenses.  It may also be unusually difficult to identify both investment risks and opportunities, in which case investment objectives may not be met.  Market events may affect a single issuer, industry, sector, or the market as a whole.  Traditionally liquid investments may experience periods of diminished liquidity.  During a general downturn in the financial markets, multiple asset classes may decline in value and the Funds may lose value, regardless of the individual results of the securities and other instruments in which the Funds invest.  It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions.  Therefore it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.

Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.  Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets.  The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.  In addition, economies and financial markets throughout the world are becoming increasingly interconnected.  As a result, whether or not the Funds invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Funds’ investments may be negatively affected.

Equity Securities

The Funds may invest in equity securities consistent with each Fund’s investment objective and strategies.  Common stocks, preferred stocks and convertible securities are examples of equity securities.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time.  Historically, the equity markets have moved in cycles and the value of the securities in a Fund’s portfolio may fluctuate substantially from day to day.  Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.

To the extent a Fund invests in the equity securities of small or medium-size companies, it will be exposed to the risks of small- and medium-sized companies.  Such companies have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies.  Furthermore, those companies often have limited product lines or services.  In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of these securities when held by a Fund.  As a result, as compared to larger-sized companies, the performance of smaller-sized companies can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Common Stock.
A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions.  In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to a Fund as a holder of that company’s common stock.  It is possible that all assets of that company will be exhausted before any payments are made to a Fund.

Preferred Stock.
Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  A preferred stock has a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities.
The Funds may invest in convertible securities.  Convertible securities (such as debt securities or preferred stock) may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock.  However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Warrants.
The Funds may invest in warrants.  A warrant, which is issued by the underlying issuer, gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach, or have reasonable prospects of reaching, a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Repurchase Agreements

The Funds may enter into repurchase agreements with respect to their portfolio securities.  The Funds do not intend to enter into such agreements at this time.  Should the Funds’ intent to invest in repurchase agreements change, each Fund will invest no more than 10% of the Fund’s assets in such agreements.  Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price.  The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security).  The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement.  If the seller defaults on its repurchase obligation, a Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited.  Repurchase agreements are considered to be loans under the 1940 Act.  The Funds may enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities would generally have longer maturities.  The Funds may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements.

Reverse Repurchase Agreements

The Funds may also enter into reverse repurchase agreements.  Under a reverse repurchase agreement, a Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment.  A Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of such Fund’s obligation under the agreement, including accrued interest, in a segregated account with the Funds’ custodian.  The securities subject to the reverse repurchase agreement will be marked-to-market daily.  Reverse repurchase agreements are not considered to be borrowings for the purpose of the Funds’ limitations on borrowings when assets have been appropriately segregated as described in the prior two sentences.

Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities such Fund has sold but is obliged to repurchase.  If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities.  During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted.

When-Issued Securities

The Funds may from time to time purchase securities on a “when-issued” basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for them take place at a later date.  Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to such Fund.  To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, such Fund would earn no income; however, it is each Fund’s intention to be fully invested to the extent practicable and subject to the policies stated above.  While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The market value of the when-issued securities may be more or less than the purchase price.  The Funds do not believe that their net asset value or income will be adversely affected by their purchase of securities on a when-issued basis.  The Funds’ custodian will segregate liquid assets equal in value to commitments for when-issued securities.  Such segregated assets either will mature or, if necessary, be sold on or before the settlement date.

Illiquid and Restricted Securities

As a non-principal strategy, each Fund may hold up to 15% of its net assets in securities that are illiquid.  The Adviser will determine a security to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at the value at which a Fund has valued the security.  Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired.

There are generally no restrictions on a Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933, as amended (the “1933 Act”)), except to the extent such securities may be considered illiquid.  Securities issued pursuant to Rule 144A of the Securities Act (“Rule 144A securities”) will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.  The Adviser is responsible for making the determination as to the liquidity of restricted securities (pursuant to the procedures adopted by the Board of Trustees).

Factors considered in determining whether a security is illiquid may include, but are not limited to: the frequency of trades and quotes for the security; the number of dealers willing to purchase and sell the security and the number of potential purchasers; the number of dealers who undertake to make a market in the security; the nature of the security, including whether it is registered or unregistered, and the market place; whether the security has been rated by a nationally recognized statistical rating organization (“NRSRO”); the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument can be recovered through demand; the nature of any restrictions on resale; and with respect to municipal lease obligations and certificates of participation, there is reasonable assurance that the obligation will remain liquid throughout the time the obligation is held and, if unrated, an analysis similar to that which would be performed by an NRSRO is performed.  If a restricted security is determined to be liquid, it will not be included within the category of illiquid securities.  Investing in Rule 144A securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that the Fund, at a particular point in time may be unable to find qualified institutional buyers interested in purchasing the securities.  Each Fund is permitted to sell restricted securities to qualified institutional buyers.

Limitations on the resale of illiquid and restricted securities may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of illiquid and restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

Foreign Securities

The International Fund may invest up to 100% of its total assets in securities of foreign issuers, including depositary receipts.  The U.S. Equity Fund may invest up to 20% of its assets in depositary receipts such as ADRs.

From time to time, the International Fund may invest a significant portion of its assets in the securities of a single country or region.  Substantial investment in a single country or region will subject the Fund, to a greater extent, to the risks associated with investments in that region or country.  The Fund will also be subject to the risks that its return will be more dependent on the economic performance of that country or region than funds that are not so concentrated.

American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts.
Among the means through which the Funds may invest in foreign securities is the purchase of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”).  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs, in bearer form, may be denominated in other currencies and are designed for use in European or other foreign securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  EDRs and GDRs are European and Global receipts evidencing a similar arrangement.  ADRs, EDRs and GDRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.  For purposes of the Funds’ investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

Risks of Investing in Foreign Securities.
Investing in foreign securities, including in depository receipts, involves certain risks not ordinarily associated with investments in securities of domestic issuers.  Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies.  There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the U.S.  The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and a Fund may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court.  Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures), possible foreign withholding taxes on dividends and interest payable to a Fund, possible taxes on trading profits, inflation, interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.  Furthermore, there is the risk of possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions, such as exchange controls.  Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to domestic issuers and, as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

Additional Risks of Emerging Markets.
In addition, the International Fund may invest in foreign securities of companies that are located in developing or emerging markets.  Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets, such as increased risk of social, political and economic instability.  Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets.  Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents.  Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede a Fund’s ability to obtain possession of its assets.  As a result, there may be an increased risk or price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.

Tax Risks.
Dividends and interest payable on a Fund’s foreign securities may be subject to foreign withholding tax.  The Funds may also be subject to foreign taxes on its trading profits.  Some countries may also impose a transfer or stamp duty on certain securities transactions.  The imposition of these taxes will increase the cost to a Fund of investing in those countries that impose these taxes.  Such taxes are not expected to be offset by credits or deductions available to shareholders in the Funds under U.S. tax law, and thus will likely reduce the net return to a Fund’s shareholders.

Currency Risk.
To the extent the Funds invest in securities denominated in foreign currencies, the Funds will be subject to the risk that a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency.  Investing in foreign denominated securities may also result in transaction costs incurred in connection with conversions between various currencies.  In addition, only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets and securities transactions undertaken in foreign markets may not be settled promptly, subjecting the Funds to the risk of fluctuating currency exchange rates pending settlement.

Options, Futures and Other Strategies

Each Fund may invest up to 5% of its assets in options on equities, debt and stock indices (collectively, “options”).  The Funds may also invest in futures contracts and options on futures contracts (collectively, “futures”).  The Funds may make these investments as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position for certain tax-related purposes and to effect closing transactions.  The Funds will not invest in futures for speculative purposes.

The use of futures and options (collectively, “Financial Instruments”) is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (“CFTC”).  In addition, the Funds’ ability to use Financial Instruments will be limited by tax considerations.  See “Distributions and Tax Information” for more information.  Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act of 1936 (the “CEA”) and is not subject to registration or regulation as such under the Commodity Exchange Act.  In order to claim the exemption, the Funds are significantly limited in their ability to invest in Financial Instruments.  These limitations may have a negative impact on the ability of the Adviser to manage the Funds, and on the Funds’ performances.

The Funds may engage in futures transactions on U.S. or foreign exchanges or boards of trade.  In the U.S., futures exchanges and trading are regulated under the CEA by the CFTC, a U.S. government agency.  The Funds will use futures contracts and options on futures contracts in accordance with the applicable rules of the CFTC under which the Trust avoids being deemed a “commodity pool operator” and the Adviser avoids being deemed a “commodity trading adviser.”

In addition to the instruments, strategies and risks described below and in the Prospectuses, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  The Adviser may utilize these opportunities to the extent that they are consistent with the Funds’ investment objectives and permitted by the Funds’ investment limitations and applicable regulatory authorities.  The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectuses.

The use of Financial Instruments involves special considerations and risks which include, but are not limited to, the following:

(1)          Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction.  The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)          Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)          As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options).  If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time.  A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

The Funds will not enter into any transactions using Financial Instruments (except for purchased options) unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time, or due to losses from premiums paid by a Fund on options transactions.

Options on Securities and Securities Indices.
The Funds normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated.  The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.  The Funds normally will purchase put options in anticipation of a decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated.  The purchase of a put option would entitle a Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.

The Funds may purchase and sell options traded on U.S. and foreign exchanges.  Although the Funds will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time.  For some options, no secondary market on an exchange may exist.  In such an event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (1) insufficient trading interest in certain options; (2) restrictions on opening transactions or closing transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (5) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (6) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Funds may write (i.e., sell) covered call options on securities, securities indices and currencies in which it may invest.  A covered call option involves a Fund’s giving another party, in return for a premium, the right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract.  A covered call option serves as a partial hedge against a price decline of the underlying security.  However, by writing a covered call option, the Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security.  In addition, a Fund’s ability to sell the underlying security is limited while the option is in effect unless the Fund effects a closing purchase transaction.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of a Fund’s option orders.

Futures and Options on Futures.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price.  An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.  Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month).  If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain; if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain; if it is less, the Fund realizes a capital loss.  The transaction costs must also be included in these calculations.  The Funds may use futures contracts and related options for bona fide hedging purposes, such as to offset changes in the value of securities held or expected to be acquired or be disposed of or to minimize fluctuations in foreign currencies.  The Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck.  No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to their expiration date.

In order to avoid leveraging and related risks, when a Fund invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following:  (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures.

The Funds may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices.  Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase market exposure.  Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return.  No price is paid upon entering into futures contracts.  Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.”  Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as “marked to market”).  The margin is in the nature of performance bond or good-faith deposit on a futures contract.  Futures and options on futures are taxable instruments.

Short-Term Investments

The Funds may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits.
The Funds may hold certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

In addition to buying certificates of deposit and bankers’ acceptances, the Funds also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes.
The Funds may invest a portion of their assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase A- or higher by S&P®, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in the Appendix.

Agency Obligations.
The Funds may make short-term investments in agency obligations, such as the Export‑Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, FNMA, Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because it is not obligated to do so by law.

As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) was appointed to be the Conservator of the FHLMC and the FNMA for an indefinite period.  In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as Conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent.  During the Conservatorship, each entity’s obligations are expected to be paid in the normal course of business.  Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a Senior Preferred Stock Purchase Agreement, has attempted to enhance the ability of these entities to meet their obligations.

Other Investment Companies

The Funds may invest their assets in the securities of other registered investment companies, including money market mutual funds, subject to the limitations set forth in the Investment Company Act of 1940, as amended, (the “1940 Act”).  Investments in the securities of other investment companies will likely result in the duplication of advisory fees and certain other expenses.  By investing in another investment company, a Fund becomes a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies.  The acquisition of shares by the Funds in other registered investment companies is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by Rule/and or an exemptive order obtained by the other registered investment companies that permits the Funds to invest those other registered investment companies beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the Funds enter into an agreement with those other registered investment companies regarding the terms of the investment.

In accordance with Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company (other than money market funds) is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load or service fee that exceeds the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to a fund of funds (e.g., 8.5%).

Exchange-Traded Funds.
Each Fund may also invest in shares of ETFs.  ETFs are investment companies which seek to replicate the performance, before fees and expenses, of an underlying index of securities.  An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a securities exchange like a stock.  Similar to investments in other investment companies discussed above, a Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company.  In addition, a Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above.  To the extent a Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries.  The shares of the ETFs in which the Funds will invest will be listed on a national securities exchange and the Funds will purchase or sell these shares on the secondary market at their current market price, which may be more or less than their net asset value.

As a purchaser of ETF shares on the secondary market, the Funds will be subject to the market risk associated with owning any security whose value is based on market price.  ETF shares historically have tended to trade at or near their net asset value, but there is no guarantee that they will continue to do so.  Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF.  The Funds do not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

Initial Public Offerings

The Funds may purchase equity securities in initial public offerings (“IPOs”).  These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations.  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.  Securities issued in an IPO frequently are very volatile in price, and the Funds may hold securities purchased in an IPO for a very short period of time.  As a result, a Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time, or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund.  In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs.  Similarly, as the number of Boston Common Funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease.  The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so.  In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.  There can be no assurance that investments in IPOs will improve a Fund’s performance.

Borrowing

Currently, the 1940 Act permits each Fund to borrow money from banks in amounts of up to one‑third of its total assets (including the amount borrowed).  To the extent permitted by the 1940 Act, or the rules and regulations thereunder, each Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as the clearance of portfolio transactions.

To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.  Asset coverage means the ratio that the value of a Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.  Borrowing money to increase the investment portfolio is known as “leveraging.”  Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow.  This is because borrowing tends to magnify the effect of any increase or decrease in the value of a Fund’s portfolio holdings.  Borrowed money thus creates an opportunity for greater gains, but also greater losses.  To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund.  There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund's net investment income in any given period.

The use of borrowing by the Funds involves special risk considerations that may not be associated with other funds having similar objectives and policies.  Since substantially all of a Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.  Each Fund will reduce its borrowing amount within three days, if that Fund’s asset coverage falls below the amount required by the 1940 Act.

Securities Lending

Each Fund reserves the right, pending receipt of Board approval, to lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.  The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned:  (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.  These conditions may be subject to future modifications that the SEC may impose.  Such loans will be terminable at any time upon specified notice.

There is a risk that a Fund will incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.  In addition, neither Fund will enter into any portfolio security lending arrangement having a duration of longer than one year.  The principal risk of portfolio lending is potential default or insolvency of the borrower.  In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  As part of participating in a lending program, a Fund will invest its cash collateral only in investments that are consistent with the investment objectives, principal investment strategies and investment policies of the Fund.  All investments made with the cash collateral received are subject to the risks associated with such investments.  If such investments lose value, the Fund will have to cover the loss when repaying the collateral.  Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower shall be at the Fund’s risk.

Any loans of portfolio securities are fully collateralized based on values that are marked‑to‑market daily.  Any securities that a Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral, except for such part thereof that is a security in which the Fund is permitted to invest.  During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Special Risks Related to Cyber Security

The Funds and their service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers.  Cyber-attacks against or security breakdowns of the Funds or their service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of Funds shareholders to transact business and the Funds to process transactions; inability to calculate the Funds’ NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs.  The Funds may incur additional costs for cyber security risk management and remediation purposes.  In addition, cyber security risks may also impact issuers of securities in which the Funds invest, which may cause the Funds’ investment in such issuers to lose value.  There can be no assurance that the Funds or their service providers will not suffer losses relating to cyber-attacks or other information security breaches in the future.

Temporary Investments

The Funds may take temporary defensive measures that are inconsistent with a Fund’s normal investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Adviser.  Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments.

INVESTMENT RESTRICTIONS

The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of a Fund.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (1) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of a Fund’s outstanding shares are represented or (2) more than 50% of the outstanding shares of a Fund.  Each Fund may not:

1.
Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority.  Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of reverse repurchase agreements, borrowing, and certain other leveraging transactions.  For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans;

2.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.
Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry or groups of industries (other than U.S. government securities);

4.
Purchase or sell real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate);

5.
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.  This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities; or

6.
Make loans (except purchases of debt securities consistent with the investment policies of the Fund).  For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  For the fiscal year ended September 30, the Funds had the following portfolio turnover rates.  (See “Execution of Portfolio Transactions”.)

	Portfolio Turnover Rate
	2017	2016
International Fund	33%	32%
U.S. Equity Fund	22%	29%

PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Funds, has adopted portfolio holdings disclosure policies that govern the timing and circumstances of disclosure of portfolio holdings of the Funds.  The Adviser has also adopted a policy with respect to disclosure of portfolio holdings of the Funds (the “Adviser’s Policy”).  Information about the Funds’ portfolio holdings will not be distributed to any third party except in accordance with the portfolio holdings policies and the Adviser’s Policy (the “Disclosure Policies”).  The Adviser and the Board considered the circumstances under which the Funds’ portfolio holdings may be disclosed under the Disclosure Policies and the actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders and the interests of the Adviser, distributor or any other affiliated person of the Funds, their Adviser or their distributor.  After due consideration, the Adviser and the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in the Disclosure Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Funds.  Pursuant to the Disclosure Policies, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the Funds’ and their service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to these Disclosure Policies.  The Board reserves the right to amend the Disclosure Policies at any time without prior notice in their sole discretion.

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Funds shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at http://www.sec.gov.    Portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Lipper and Morningstar, at the same time that it is filed with the SEC or one day after it is first published on the Funds’ website.  The Funds disclose their top 10 holdings on their website at http://www.bostoncommonfunds.com within 10 business days after the close of the calendar quarter.  The Funds also disclose their full holdings on their website within 30 days after the end of the calendar quarter.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed:  fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Adviser, Funds or the Board, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities.  Portfolio holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the Disclosure Policies, when the Funds have a legitimate business purpose, and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.

In no event shall the Adviser, their affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about a Funds’ portfolio holdings.

There can be no assurance that the Disclosure Policies and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust(1)
Dorothy A. Berry (born 1943) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term Since May 1991.	Formerly, President, Talon Industries, Inc. (business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment adviser and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	2	Director, PNC Funds (34 series), PNC Advantage Funds (1 series).

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Wallace L. Cook (born 1939) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc. (international consumer products conglomerate.)	2	Trustee, The Dana Foundation.
Eric W. Falkeis (born 1973) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since September 2011.	Chief Operating Officer, Direxion Funds since 2013; formerly, Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC 1997-2013.	2	Interested Trustee, Direxion Funds (24 series), Direxion Shares ETF Trust (142 series) and Direxion Insurance Trust.
Carl A. Froebel (born 1938) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	2	None.

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Steven J. Paggioli (born 1950) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	2	Independent Trustee, AMG Funds (67 series); Advisory Board Member, Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel.
Officers of the Trust
Elaine E. Richards (born 1968) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Secretary	Indefinite Term; Since March 2013. Indefinite Term; Since February 2008.	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007.	Not Applicable	Not Applicable
Aaron J. Perkovich (born 1973) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Vice President Treasurer	Indefinite Term; Since March 2017 Indefinite Term; Since August 2016.	Vice President, U.S Bancorp Fund Services, LLC since June 2006.	Not Applicable.	Not Applicable.
Melissa Breitzman (born 1983) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since August 2016.	Officer, U.S. Bancorp Fund Services, LLC since June 2005.	Not Applicable.	Not Applicable.
Craig Benton (born 1985) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since August 2016.	Assistant Vice President, U.S. Bancorp Fund Services, LLC since November 2007.	Not Applicable.	Not Applicable.

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Cory Akers (born 1978) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since August 2017.	Assistant Vice President, U.S. Bancorp Fund Services, LLC since October 2006.	Not Applicable.	Not Applicable.
Donna Barrette (born 1966) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Chief Compliance Officer Anti-Money Laundering Officer Vice President	Indefinite Term: Since July 2011. Indefinite Term: Since July 2011. Indefinite Term: Since July 2011.	Senior Vice President and Compliance Officer, U.S. Bancorp Fund Services, LLC since August 2004.	Not Applicable.	Not Applicable.
(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes.

Additional Information Concerning the Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust.  Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of whom are discussed in greater detail in this Statement of Additional Information.  The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations.  In conducting this oversight, the Board receives regular reports from these officers and the service providers.  For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations.  In addition, the Adviser provides regular reports on the investment strategy and performance of the Funds.  The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters.  These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations.  In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively.  It has established three standing committees, a Nominating Committee, an Audit Committee, and a Qualified Legal Compliance Committee, which are discussed in greater detail below under “Trust Committees.”  The Board is entirely comprised of Trustees who are Independent Trustees, which are Trustees that are not affiliated with the Adviser, the principal underwriter, or their affiliates.  The Nominating Committee, Audit Committee and Qualified Legal Compliance Committee are comprised entirely of Independent Trustees.  The Chairman of the Board is an Independent Trustee.  The Board has determined not to combine the Chairman position and the principal executive officer position and has appointed a Vice President of the Administrator as the President of the Trust.  The Board reviews its structure and the structure of its committees annually.  The Board has determined that the structure of the Independent Chairman, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel.  Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways.  For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed.  The Board also receives reports from the Adviser as to investment risks of the Funds. In addition to these reports, from time to time the Board receives reports from the Administrator and the Adviser as to enterprise risk management.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure.  In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has served on the Board for a number of years. They have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust.  They have demonstrated a commitment to discharging their oversight duties as trustees in the interests of shareholders.  The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each particular Trustee and his/her Trustee Attributes.  The information is not all-inclusive.  Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, and commitment to shareholder interests.

Ms. Berry’s Trustee Attributes include her substantial mutual fund experience, including her role as a member of the Board of Governors of the Investment Company Institute and its Executive Committee.  She is also a member of the Independent Directors Council and has served two terms as its Chairman.  She has executive experience as the President (retired) of Talon Industries, Inc. (a business consulting company) and through her former positions as the Executive Vice President and Chief Operating Officer of Integrated Asset Management (an investment adviser and manager) and as the President of Value Line, Inc. (an investment advisory and financial publishing firm).  Ms. Berry also serves on the board of another investment management company.  Ms. Berry has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Ms. Berry’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Cook’s Trustee Attributes include his substantial investment and executive experience through his investment consulting business, his position as a Trustee of several investment trusts (including private investment trusts) and his ongoing responsibility for investing the assets of a major foundation, as well as his former positions as Chief Executive Officer of Rockefeller Trust Company (an investment manager and financial adviser) and senior vice president of a Fortune 500 company.  Mr. Cook has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Mr. Cook’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Falkeis’ Trustee Attributes include his substantial mutual fund experience and his experience with financial, accounting, investment and regulatory matters through his former position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, a full service provider to mutual funds and alternative investment products.  In addition, he has experience consulting with investment advisors regarding the legal structure of mutual funds, distribution channel analysis and actual distribution of those funds.  Mr. Falkeis also has substantial managerial, operational and risk oversight experience through his position as Chief Operating Officer and Trustee of the Direxion Funds and the Direxion Exchange Traded Funds.  Mr. Falkeis has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Mr. Falkeis’ experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Froebel’s Trustee Attributes include his significant systems and operations experience.  He was a Director of Scudder, Stevens & Clark (with responsibility for its systems department) and founder and President of Systems Dynamics Corp. (“SDC”) and later Vice President of Bradford Computer & Systems after its acquisition of SDC, (providing record keeping and reporting for investment advisers and mutual funds).  He also served as Vice President of Automatic Data Processing (automated services to the brokerage and investment advisory industry) and was the former President and founder of National Investor Data Services, Inc. (a software and computer vendor to the mutual fund industry with fund accounting and transfer agent systems).  Mr. Froebel has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Mr. Froebel’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Paggioli’s Trustee Attributes include his substantial mutual fund and investment advisory experience.  Mr. Paggioli is an independent consultant on investment company and investment advisory matters.  He has held a number of senior positions with mutual fund and investment advisory organizations and related businesses, including Executive Vice President, Director and Principal of the Wadsworth Group (fund administration, distribution transfer agency and accounting services).  He serves on the boards of several investment management companies and advisory firms.  He has served on various industry association and self-regulatory committees and formerly worked on the staff of the Securities and Exchange Commission.  Mr. Paggioli has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Mr. Paggioli’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Trust Committees

The Trust has three standing committees: the Nominating Committee and the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”).

The Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary.  The Nominating Committee will consider nominees nominated by shareholders.  Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to, and received by, the President of the Trust at the principal executive offices of the Trust no later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on.  The Nominating Committee did not meet with respect to the Funds during the Funds’ last fiscal year.

The Audit Committee is comprised of all of the Independent Trustees.  The Audit Committee generally meets on a quarterly basis with respect to the various series of the Trust and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Funds’ financial statements and to ensure the integrity of the Funds’ pricing and financial reporting.  The Audit Committee met once with respect to the Funds during the Funds’ last fiscal year.

The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.  The QLCC did not meet with respect to the Funds during the Funds’ last fiscal year.

Additionally, the Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of certain officers of the Trust and is overseen by the Trustees.  The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board.  The Valuation Committee did not meet with respect to the Funds during the Funds’ last fiscal year.

Trustee Ownership of Fund Shares and Other Interests

The following table shows the amount of shares in the Funds and the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2017.

Name	Dollar Range of U.S. Equity Fund Shares	Dollar Range of International Fund Shares	Aggregate Dollar Range of Fund Shares in the Trust
Independent Trustees
Dorothy A. Berry	None	None	Over $100,000
Wallace L. Cook	None	None	Over $100,000
Eric W. Falkeis	None	None	Over $100,000
Carl A. Froebel	None	None	Over $100,000
Steven J. Paggioli	None	None	Over $100,000

Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Funds’ principal underwriter, or any of their affiliates.  Accordingly, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family have had a direct or indirect interest during the two most recently completed calendar years, the value of which exceeds $120,000, in the Adviser, the Funds’ principal underwriter or any of its affiliates.

Compensation

Independent Trustees each receive an annual retainer of $125,000 allocated among each of the various portfolios comprising the Trust.  The Chairman of the Board receives an additional annual retainer of $20,000 also allocated among each of the various portfolios comprising the Trust. Independent Trustees receive additional fees from applicable portfolios for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required.  Independent Trustees are also reimbursed for expenses in connection with each Board meeting attended.  These reimbursements are allocated among applicable portfolios of the Trust.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.  Set forth below is the rate of compensation received by the following Independent Trustees for the fiscal period ended September 30, 2017.

Name of Person/Position	Aggregate Compensation From the International Fund	Aggregate Compensation From the U.S. Equity Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex(1) Paid to Trustees
Dorothy A. Berry, Independent Trustee	$3,450	$2,836	None	None	$6,286

Name of Person/Position	Aggregate Compensation From the International Fund	Aggregate Compensation From the U.S. Equity Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex(1) Paid to Trustees
Wallace L. Cook, Independent Trustee	$2,788	$2,174	None	None	$4,962
Eric W. Falkeis, Independent Trustee(2)	$2,788	$2,174	None	None	$4,962
Carl A. Froebel, Independent Trustee	$2,788	$2,174	None	None	$4,962
Steven J. Paggioli, Independent Trustee	$2,788	$2,174	None	None	$4,962
(1)
There are currently numerous portfolios comprising the Trust.  The term “Fund Complex” applies only to the Funds.  For the fiscal year ended September 30, 2017, Trustees’ fees and expenses in the amount of $645,000 were incurred by the Trust.

Codes of Ethics

The Trust, the Adviser and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes permit, subject to certain conditions, personnel of these entities to invest in securities that may be purchased or held by a Fund.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight.  The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Funds and their shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies (as defined below) and a record of each proxy voted by the Adviser on behalf of a Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.  The Adviser has also adopted the following Proxy Voting Policies and Procedures (“Adviser’s Proxy Policies”).

The Adviser’s proxy voting guidelines are designed to promote best global corporate governance practices wherever possible.  The guidelines advocate for increased board independence, disclosure, transparency and management accountability to shareholders.  To achieve these objectives, Boston Common does not always vote with the recommendations of management.

The Adviser pays particular attention to nominations for boards of directors.  For U.S. companies, the Adviser may vote against the election of the board of directors if there is not at least one woman or minority representative, or if the board is not comprised of a majority of independent directors.  For non-U.S. companies, the Adviser may vote against the election of the board of directors if the board is not comprised of a majority of independent directors or if the names and occupations or affiliations of director nominees are not provided.

The Adviser carefully evaluates the merit of shareholder-sponsored resolutions and will likely vote in favor of resolutions that encourage management to increase disclosure, transparency and accountability on corporate governance, social, and environmental issues.  For example, the Adviser generally supports resolutions requiring increased disclosure on a company’s policies and practices relating to the environment, executive compensation, human rights, and labor and employment.  The Adviser also files shareholder proposals related to these issues on behalf of its clients.  The Adviser may vote against any item that would tend to give a company’s management a “blank check” or that would encourage the entrenchment of management.  Examples include classified boards, restrictions against cumulative voting, establishment of different classes of stock, excessive compensation, poor stewardship, golden parachutes, or any activity that could be viewed as a “poison pill” maneuver.  This would also include proposals that seek to expand the number of options, reprice options, or other actions that would excessively dilute common stock shares.

The Adviser’s policy is to resolve any conflicts of interest to the clients’ benefit.  The Adviser’s Investment Committee is consulted if a question or potential conflict arises between the Adviser and its client.  The Adviser also uses its proxy administrator, Institutional Shareholder Services (ISS), to vote proxies according to specific, pre-determined guidelines.  The retention of ISS is one way in which the Adviser resolves potential conflicts between its interests and those of its clients.

The Trust is required to file a Form N-PX, with each Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31st of each year.  Form N‑PX for each Fund will be available without charge, upon request, by calling toll-free (877) 777-6944 and on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund.  A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  As of January 2, 2018 the Trustees and Officers of the Trust as a group did not own any of the outstanding shares of the Funds.  Furthermore, neither the Trustees, nor members of their immediate family, own securities beneficially or of record in the Adviser, the Funds’ principal underwriter, or any of their affiliates.  Accordingly, neither the Trustees, nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Funds’ principal underwriter or any of their affiliates.  As of January 2, 2018, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

Principal Shareholders of the International Fund

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	52.39%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281-1003	12.05%	Record
PERSHING LLC PO Box 2052 Jersey City, NJ 07303-2052	5.25%	Record
CAPINCO c/o US Bank NA 1555 N. Rivercenter Dr., Suite 302 Milwaukee, WI 53212-3958	5.22%	Record

Principal Shareholders of the U.S. Equity Fund

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	52.98%	Record
CAPINCO c/o US Bank NA 1555 N. Rivercenter Dr., Suite 302 Milwaukee, WI 53212-3958	18.03%	Record
PERSHING LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.57%	Record
SAXON & CO. P.O. Box 2052 Jersey City, NJ 07303-2052	6.61%	Record
Wells Fargo Bank P.O. Box 1533 Minneapolis, MN 55480-1533	5.89%	Record

THE FUNDS’ INVESTMENT ADVISER

As stated in the Prospectus, investment advisory services are provided to the Funds by Boston Common Asset Management, LLC, the Adviser, pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust.  The Adviser’s address is 200 State Street, 7th Floor, Boston, Massachusetts 02109.  There are no control persons of the Adviser.

The Advisory Agreement continues in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on the Advisory Agreement.  The Advisory Agreement is terminable without penalty by the Trust on behalf of each Fund on not more than 60 days’, or less than 30 days’, written notice to the Adviser when authorized either by a majority vote of a Fund’s shareholders or by a vote of a majority of the Trustees, or by the Adviser on not more than 60 days’, or less than 30 days’, written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreement provides that the Adviser shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive an investment advisory fee from each Fund computed daily and paid monthly, at an annual rate of 0.80% for the International Fund and 0.75% for the U.S. Equity Fund.  Prior to February 1, 2018, the Adviser was entitled to receive an investment advisory fee 0.90% from the International Fund.  However, the Adviser may voluntarily agree to reduce a portion of the fees payable to it on a month‑to‑month basis.
Each Fund is responsible for its own operating expenses.  The Adviser has contractually agreed to reduce fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, tax, and extraordinary expenses) in order to the limit the Fund’s Total Annual Fund Operating Expenses to 1.20% for the International Fund and 1.00% for the U.S. Equity Fund (the “Expense Caps”).  The Expense Caps will remain in effect through at least January 31, 2019 as shown in the Example contained in the Prospectus and may continue thereafter for an indefinite period, as determined by the Board.  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years.  Any such reimbursement is subject to the Board’s review and approval.  This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account the reimbursement) does not exceed the lesser of the Expense Caps in place at the time of waiver or at the time of reimbursement.

The International Fund paid the following fees to the Adviser for the fiscal periods shown:

International Fund Fiscal Year Ended	Fees Accrued	Fees (Waived) / Recouped	Net Fees Paid to Adviser
September 30, 2017	$1,779,721	$0	$1,779,721
September 30, 2016	$1,710,582	$0	$1,710,582
September 30, 2015	$1,827,685	$0	$1,827,685

The U.S. Equity Fund paid the following fees to the Adviser for the fiscal periods shown:

U.S. Equity Fund Fiscal Year Ended	Fees Accrued	Fees (Waived) / Recouped	Net Fees Paid to Adviser
September 30, 2017	$222,042	$(112,344)	$109,698
September 30, 2016	$222,615	$(104,554)	$118,061
September 30, 2015	$206,436	$(108,554)	$97,882

PORTFOLIO MANAGERS

An investment team is responsible for the day-to-day management of the Funds.  The members of the investment team include:  Geeta B. Aiyer, CFA, Matt Zalosh, CFA, Praveen Abichandani, CFA, Steven Heim and Corné Biemans.  The following provides information regarding other accounts managed by the investment team as of September 30, 2017.  Asset amounts are approximate and have been rounded.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Geeta B. Aiyer, CFA
Other Registered Investment Companies	1	$57,023,306	0	$0
Other Pooled Investment Vehicles	7	$836,117,241	0	$0
Other Accounts	364	$1,610,585,011	0	$0
Matt Zalosh, CFA
Other Registered Investment Companies	1	$57,023,306	0	$0
Other Pooled Investment Vehicles	6	$783,963,285	0	$0
Other Accounts	116	$1,169,948,018	0	$0

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Praveen Abichandani, CFA
Other Registered Investment Companies	1	$57,023,306	0	$0
Other Pooled Investment Vehicles	6	$783,963,285	0	$0
Other Accounts	364	$1,610,585,011	0	$0
Corné Biemans
Other Registered Investment Companies	1	$57,023,306	0	$0
Other Pooled Investment Vehicles	6	$783,963,285	0	$0
Other Accounts	364	$1,610,585,011	0	$0
Steven Heim
Other Registered Investment Companies	1	$57,023,306	0	$0
Other Pooled Investment Vehicles	7	$836,117,241	0	$0
Other Accounts	364	$1,610,585,011	0	$0

Portfolio Managers’ Compensation.  Portfolio managers are compensated with base salaries and bonuses consistent with industry standards.  Salaries are not based on the performance of the Funds or their overall net assets.  Portfolio managers each receive a bonus based on the Adviser’s profitability.  The Adviser also allows the employees to participate in a profit-sharing plan, which receives a discretionary annual contribution from the Adviser’s income stream.  The profit-sharing plan is invested in the Adviser’s investment strategies so that the employees participate in the risks and rewards of the clients.  From time to time, senior employees may receive ownership interest in the advisory firm and may receive dividends associated with such interest.

Portfolio Managers’ Ownership Interest in the Funds.

The following indicates the dollar range of beneficial ownership of the Funds’ shares by the portfolio managers as of September 30, 2017:

Name of Portfolio Manager	Dollar Range of Equity Securities in the International Fund Beneficially Owned (None, $1-$10,000, $10,001- $50,000, $50,001-$100,000, $100,001- $500,000, $500,001-$1,000,000, Over $1,000,000	Dollar Range of Equity Securities in the U.S. Equity Fund Beneficially Owned (None, $1-$10,000, $10,001- $50,000, $50,001-$100,000, $100,001 - $500,000, $500,001-$1,000,000, Over $1,000,000)
Geeta B. Aiyer, CFA	$100,001-$500,000	$500,001-$1,000,000
Matt Zalosh, CFA	$100,001-$500,000	$100,001-$500,000
Praveen Abichandani, CFA	$100,001-$500,000	$100,001-$500,000
Corné Biemans	$100,001-$500,000	$100,001-$500,000
Steven Heim	$50,001-$100,000	$100,001-$500,000

Managing Conflicts of Interest.  Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances.  Portfolio managers of the Funds may be presented with potential conflicts of interests in the allocation of investment opportunities, the allocation of their time and investment ideas and the allocation of aggregated orders among the Funds’ accounts and other accounts managed by the portfolio managers, affiliated client accounts, and any accounts in which the portfolio managers may have personal investments.  As described above, the portfolio managers participate in the profit-sharing plan and therefore are entitled to earnings proportionate to their respective ownership interests in the plan.  The Adviser believes such inherent conflicts of interest in managing accounts for various clients are controlled and mitigated by the Adviser’ Trade Allocation Policy, Code of Ethics and other compliance policies and procedures to which the portfolio managers are subject.

SERVICE PROVIDERS

Administrator, Fund Accountant, Transfer Agent and Dividend Disbursing Agent

Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, (“USBFS”) 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the administrator to the Funds.  USBFS provides certain services to the Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, USBFS does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of a Fund’s shares.

Pursuant to the Administration Agreement, as compensation for its services, USBFS receives from the Funds, a fee based on the Funds’ current average daily net assets.  USBFS also is entitled to certain out-of-pocket expenses.  USBFS also acts as fund accountant, transfer agent and dividend disbursing agent under separate agreements.  Additionally, USBFS provides Chief Compliance Officer (“CCO”) services to the Trust under a separate agreement.  The cost for CCO services is charged to the Funds and approved by the Board annually.

During the fiscal years ended September 30 shown below, each Fund paid the following administration fees:

Administration Fees
Fund	2017	2016	2015
International Fund	$120,812	$114,569	$120,026
U.S. Equity Fund	$41,435	$45,016	$42,768

Custodian

U.S. Bank National Association, is the custodian of the assets of the Funds (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses.  The Custodian’s address is 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.  USBFS, the Custodian, and the Funds’ principal underwriter are affiliated entities under the common control of U.S. Bancorp.  The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.

Independent Registered Public Accounting Firm and Legal Counsel

Tait, Weller & Baker LLP is the independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission for the Funds.

Schiff Hardin LLP, 666 Fifth Avenue, Suite 1700, New York, New York 10103, serves as legal counsel to the Trust.

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by each Fund and which broker-dealers are eligible to execute a Fund’s portfolio transactions.  Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which a Fund will be holding, unless better executions are available elsewhere.  Dealers and underwriters usually act as principal for their own accounts.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will seek best execution.  The full range and quality of services will be considered in making this determination, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors, such as the research and other services provided by the broker-dealer.  In those instances where it is reasonably determined that more than one broker-dealer can offer the best execution, the Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under the Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.  Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by the Financial Industry Regulatory Authority (“FINRA”) and the SEC.

In accordance with Section 28(e) under the Securities and Exchange Act of 1934, the Adviser may cause the Funds to pay a higher commission to a broker-dealer that provides it with brokerage and research services in a “soft-dollar” arrangement, even if the services it receives in exchange are not directly useful to the Funds and may be useful to the Adviser in advising other clients.  It does this when it determines in good faith that the higher commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker. In selecting brokers, the Adviser seeks competitively-priced brokerage services where the broker‑dealer can provide value-added, company-specific, and thematic industry research, including meetings with management and conferences.  However, where research products or services are provided through “soft dollar” arrangements, there is a conflict between the Adviser’s interests and clients’ interests because the Adviser does not have to pay for the research, research products and services that are paid for with soft-dollar credits.  The Adviser mitigates this conflict of interest by periodically examining the value of the services provided by the brokers with whom it does business and the amount of brokerage given to these brokers as opposed to execution-only brokers.  A particular client may not receive a direct benefit from the Adviser’s use of that client’s commission dollars to obtain soft dollar benefits.  For example, a client invested solely in U.S. securities would not benefit from research on foreign markets that the Adviser obtained through soft dollars.  Likewise, a client invested only in international securities would not benefit from research on U.S. markets obtained through soft dollars.  The Adviser’s use of soft dollars is designed to fall within the safe harbor provisions of Section 28(e) of the Securities and Exchange Act.

Often, identical securities will be acceptable for both a Fund and one or more of the Adviser’s client accounts or mutual funds.  In such event, the position of a Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts or mutual fund seeks to acquire the same security as a Fund at the same time, a Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts or mutual fund simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between such Fund and all such client accounts or mutual funds in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned.  In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for such Fund.

The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Funds.  However, as stated above, broker-dealers who execute brokerage transactions may effect purchases of shares of a Fund for their customers.

During the fiscal years ended September 30 shown below, each Fund paid the following brokerage commissions.

Brokerage Commissions
Fund	2017	2016	2015
International Fund	$126,150	$114,571	$122,080
U.S. Equity Fund	$6,942	$9,021	$10,800

The following was paid to firms for research, statistical or other services provided to the Adviser:

Brokerage Commissions Used For Research:
Boston Common International Fund	$76,035
Boston Common U.S. Equity Fund	$1,514

The International Fund and the U.S. Equity Fund execute trades with brokers Morgan Stanley, JP Morgan and Barclays and the Funds also own positions in these firms’ securities in their portfolios.  As of the fiscal period ended September 30, 2017, the Funds own the following amounts of shares of their regular brokers or dealers.

Fund Name	Broker-Dealer	Amounts Owned
International Fund	Barclays Investment	$ 3,784
U.S. Equity Fund	JP Morgan	$ 1,132
U.S. Equity Fund	Morgan Stanley	$ 361

CAPITAL STOCK

Shares issued by the Funds have no preemptive, conversion or subscription rights.  Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Funds and to the net assets of the Funds upon liquidation or dissolution.  The Funds, each a separate series of the Trust, vote separately on matters affecting only the Funds (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees).  Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees.  While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

DETERMINATION OF SHARE PRICE

The NAV per share of a Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time), each day the NYSE is open for trading.  The NYSE annually announces the days on which it will not be open for trading.  It is expected that the NYSE will not be open for trading on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Generally, a Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Pursuant to those procedures, the Valuation Committee considers, among other things:  (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service, and (4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded on U.S. national or foreign securities exchanges for which market quotations are readily available shall be valued at either the last reported sale price on the day of valuation, or the exchange’s official closing price, if applicable.  If there has been no sale on such day, then the mean between the bid and asked prices will be used.  Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Short-term debt obligations, including short-term debt obligations having a maturity of less than 60 days, are valued at the mean evaluated price supplied by a pricing service.

The securities in a Fund’s portfolio, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.  Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.

The Funds may invest in foreign securities, and as a result, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of certain of the Fund’s securities used in the calculation.  Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Fund’s NAV.  If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board as described above.  Portfolio securities that are traded both on an exchange and in the OTC market will be valued according to the broadest and most representative market.  All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer.  When portfolio securities are traded, the valuation will be the last reported sale price on the day of valuation.

For foreign securities traded on foreign exchanges, the Trust has selected FT Interactive data (“FTID”) to provide pricing data with respect to foreign security holdings held by the Funds. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of a Fund’s securities traded on those foreign exchanges.  Each Fund utilizes a confidence interval when determining the use of the FTID provided prices.  The confidence interval is a measure of the historical relationship that each foreign exchange traded security has compared to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FTID provides the confidence interval for each security for which it provides a price.  If the FTID provided price falls within the confidence interval a Fund will value the particular security at that price.  If the FTID provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Funds’ Prospectuses regarding the purchase and redemption of Fund shares.

How to Buy Shares

In addition to purchasing shares directly from the Funds, you may purchase shares of the Funds through certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”).  Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged.  If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced at a Fund’s NAV next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements.

The public offering price of Fund shares is its NAV.  Shares are purchased at the public offering price next determined after USBFS receives your order in good order as discussed in the Funds’ Prospectuses.  In order to receive that day’s public offering price, USBFS must receive your order in good order before the close of regular trading on the NYSE, normally 4:00 p.m., Eastern time.

The Trust reserves the right in its sole discretion (1) to suspend the continued offering of a Fund’s shares, (2) to reject purchase orders in whole or in part when in the judgment of the Adviser or the distributor such rejection is in the best interest of a Fund, and (3) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Fund’s shares.

How to Sell Shares and Delivery of Redemption Proceeds

You can sell your Fund shares any day the NYSE is open for regular trading.  The Funds typically send redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer.  Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.

The Funds typically expect that they will hold cash or cash equivalents to meet redemption requests.  The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Funds.  In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests or when the sale of portfolio securities is not sufficient to meet redemption requests, a Fund will typically borrow money through its line of credit.  These redemption methods will be used regularly and may also be used in stressed market conditions.  The Funds reserve the right to pay redemption proceeds to you in whole or in part through a redemption in-kind as described under “Redemptions In-Kind” below.  Redemptions in-kind are typically used to meet redemption requests that are a large percentage of a Fund’s net assets in order to minimize the effect of large redemptions on a Fund and its remaining shareholders.  Redemptions in-kind may be used regularly in such circumstances and may also be used in stressed market conditions.

A Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund’s shareholders.

The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of a Fund’s portfolio securities at the time of redemption or repurchase.  As with all investments, the purchase of shares in the Funds involve the risk of loss.

Telephone Redemptions

Shareholders with telephone transactions privileges established on their account may redeem Fund shares by telephone.  Upon receipt of any instructions or inquiry by telephone from a person claiming to be the shareholder, a Fund or its authorized agent may carry out the instructions and/or respond to the inquiry, consistent with the shareholder’s previously established account service options.  For joint accounts, instructions or inquires from either party will be carried out without prior notice to the other account owners.  In acting upon telephone instructions, the Funds and their agents use procedures that are reasonably designed to ensure that such instructions are genuine.  These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

USBFS will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine.  If USBFS fails to employ reasonable procedures, a Fund and USBFS may be liable for any losses due to unauthorized or fraudulent instructions.  If these procedures are followed, however, to the extent permitted by applicable law, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request.  For additional information, contact USBFS.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting USBFS by telephone.  In this event, you may wish to submit a written redemption request, as described in the Prospectus or contact your investment representative.  Telephone redemption privileges may be modified or terminated without notice.

Redemptions In-Kind

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act so that the Funds are obligated to redeem their shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of a Fund.  The Funds have reserved the right to pay the redemption price of their shares in excess of the amounts specified by the rule, either totally or partially, by a distribution-in-kind of portfolio securities (instead of cash).  The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold.  If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and would bear any market risks associated with such securities until they are converted into cash.  Distributions in-kind generally are taxable events for shareholders.

A Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid.  In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio.  If a Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or a Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption.  The Funds do not anticipate that they would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request.  If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely.  Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law.  Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

DISTRIBUTIONS AND TAX INFORMATION

Distributions

Dividends from net investment income of each Fund and distributions from net profits from the sale of securities are generally made annually.  Also, each Fund expects to distribute any undistributed net investment income on or about December 31 of each year.  Any net capital gains realized through the twelve months ended October 31 of each year will also be distributed by December 31 of each year.

In January of each year, the Funds will issue to each shareholder a statement of the federal income tax status of all distributions made during the previous year.  The form and character of each distribution will be specified by the Fund in a notice to shareholders.

Tax Information

Each series of the Trust is treated as a separate entity for federal income tax purposes.  Each Fund has elected and intends to continue to qualify to be treated as “regulated investment company” under Subchapter M of the Code and to comply with all applicable requirements regarding the source of its income, diversification of its assets, and the timing and amount of its distributions.  If a Fund fails to qualify as a regulated investment company under Subchapter M, it will be taxed as a regular corporation.  It is the Funds’ policy to distribute to their shareholders all of their investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Funds will not be subject to any federal income tax or excise taxes based on net income.  However, the Funds can give no assurance that their distributions will be sufficient to eliminate all taxes in every year.  To avoid the nondeductible 4% excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the one-year period ending on October 31 during such year and (3) any amounts from the prior calendar year that were not distributed and on which a Fund paid no federal income tax.

In order to qualify as a regulated investment company, each Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership.  Each Fund must also satisfy the following two asset diversification tests.  At the end of each quarter of each taxable year, (i) at least 50% of the value of each Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Funds’ total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Funds’ total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that the Funds control (by owning 20% or more of their outstanding voting stock) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.  Each Fund must also distribute each taxable year sufficient dividends to its shareholders to claim a dividends-paid deduction equal to at least the sum of 90% of the Fund’s investment company taxable income (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of the Fund’s net tax-exempt interest, if any.

A Fund’s ordinary income generally consists of interest and dividend income, less expenses.  Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of a Fund.

Net capital losses incurred after October 31 of a taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At September 30, 2017, the Funds had no post-October losses.  At September 30, 2017, the Boston Common ESG Impact International Fund had total capital loss carryforwards of $12,238,978, which consisted of short-term capital loss carryforwards of $3,917,056 and long-term capital loss carryforwards of $8,321,922. At September 30, 2017, the Boston Common ESG Impact U.S. Equity Fund had no capital loss carryforwards available for federal income tax purposes.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income.  A Fund may make taxable distributions to shareholders even during periods in which the share price has declined.  For individual shareholders, a portion of the distributions paid by a Fund may be qualified dividends eligible under current law for taxation at long-term capital gain rates to the extent a Fund reports the amount distributed as a qualifying dividend and holding period requirements are met.  In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent a Fund reports the amount distributed as a qualifying dividend.  The aggregate amount so reported to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the applicable Fund for its taxable year.  In view of the Funds’ investment policies, it is expected that dividends from domestic corporations will be part of the Funds’ gross income and that, accordingly, part of the distributions by the Funds may be eligible for treatment as qualified income for individual shareholders and for the dividends-received deduction for corporate shareholders.  However, the portion of the Funds’ gross income attributable to qualifying dividends is largely dependent on the Funds’ investment activities for a particular year and therefore cannot be predicted with any certainty.  The deduction, if any, may be reduced or eliminated if Fund shares held by an individual investor are held less than 61 days, or if Fund shares held by a corporate investor are treated as debt-financed or are held for fewer than 46 days.

Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time they have held their shares.  Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph.  Distributions of ordinary income and net realized capital gains will be taxable as described above, whether received in shares or in cash.  Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31 of the prior year.  Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.  There is no requirement that a Fund take into consideration any tax implications when implementing its investment strategy.

The Funds may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

Under the Code, the Funds will be required to report to the Internal Revenue Service (“IRS”) all distributions of ordinary income and capital gains as well as gross proceeds from the redemption or exchange of portfolio shares, except in the case of exempt shareholders, which includes most corporations.  Pursuant to the backup withholding provisions of the Code, distributions of taxable income and capital gains and proceeds from the redemption of portfolio shares may be subject to withholding of federal income tax at the rate of 24% in the case of non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification numbers and with required certifications regarding their status under the federal income tax law or if the IRS notifies the Funds that such backup withholding is required.  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.  Each Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

If more than 50% in value of a Fund’s total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund.  If this election is made, shareholders will be (1) required to include in their gross income their pro rata share of the Funds’ foreign source income (including any foreign income taxes paid by the Funds), and (2) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements.  In this case, shareholders will be informed in writing by the Funds at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Funds) to be included in their income tax returns.  If not more than 50% in value of a Fund’s total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund.  In this case, these taxes will be taken as a deduction by the Fund.

The use of hedging strategies, such as entering into forward contracts, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Funds.  Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

Any security or other position entered into or held by a Fund that substantially diminishes the Fund’s risk of loss from any other position held by a Fund may constitute a “straddle” for federal income tax purposes.  In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short–term capital gain rather than long–term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short–term capital losses, be treated as long–term capital losses.  Various elections are available to the Funds that may mitigate the effects of the straddle rules.

Certain forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by the Funds at the end of the taxable year generally will be required to be “marked-to-market” for federal income tax purposes; that is, deemed to have been sold at market value.  Sixty percent of any net gain or loss recognized on these deemed sales and from any actual sales of Section 1256 Contracts will be treated as long–term capital gain or loss, and the balance will be treated as short–term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Funds.  Under these rules, foreign exchange gain or loss realized with respect to foreign currency forward contracts is treated as ordinary income or loss.  Some part of a Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.

Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

The Foreign Account Tax Compliance Act (“FATCA”).  A 30% withholding tax on your Fund’s distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of shares of a Fund generally applies if paid to a foreign entity unless:  (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA.  If applicable and subject to any relevant intergovernmental agreements, withholding under FATCA is required generally with respect to certain distributions from your Fund and with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares that occur on or after January 1, 2019.  If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction.  The Funds will not pay any additional amounts in respect to amounts withheld under FATCA.  You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates.  Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on a Fund’s distributions.

In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change.  Any such changes could affect the validity of this discussion.  The discussion also represents only a general summary of tax law and practice currently applicable to the Funds and certain shareholders therein, and, as such, is subject to change.  In particular, the consequences of an investment in shares of the Funds under the laws of any state, local or foreign taxing jurisdictions are not discussed herein.  The Funds do not expect to seek any rulings from the IRS or any opinions of counsel with respect to any tax issues.  Each prospective investor should consult his or her own tax adviser to determine the application of the tax law and practice to his or her own particular circumstances.

The advice herein was prepared for the Funds.  Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax adviser.

PRINCIPAL UNDERWRITER AND DISTRIBUTOR

Quasar Distributors, LLC, 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202 (“Quasar”), serves as principal underwriter and distributor for shares of the Funds in a continuous public offering of each Fund’s shares.  Pursuant to a distribution agreement between each Fund and Quasar, Quasar provides certain administration services and promotes and arranges for the sale of each Fund’s shares.  Quasar is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of FINRA.

The distribution agreement continues in effect for periods not exceeding one year if approved at least annually by (1) the Board or the vote of a majority of the outstanding shares of the applicable Fund (as defined in the 1940 Act) and (2) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval.  The agreement may be terminated without penalty by the parties thereto upon a 60-day written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

MARKETING AND SUPPORT PAYMENTS

The Adviser, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Funds.  Such payments may be divided into categories as follows:

Support Payments

Payments may be made by the Adviser to certain Financial Intermediaries in connection with the eligibility of the Funds to be offered in certain programs and/or in connection with meetings between the Funds’ representatives and Financial Intermediaries and their sales representatives.  The Adviser may make cash payments to Financial Intermediaries for providing shareholder servicing, marketing and support and/or access to sales meetings, sale representatives and management representatives of the Financial Intermediaries.  Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist Financial Intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.  Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to the Funds’ shareholders.  Currently the Adviser provides a variety of financial intermediary channels to investors who seek to invest in the Funds.

In 2017, the following financial intermediaries received compensation for the inclusion of the Funds on their mutual fund platform:

Platform Fee-Mutual Fund	184,400
BMO Harris Bank	11,303
Charles Schwab AMSA Billing	118,500
MSCS Financial Services	21,225
National Financial Services, LLC	26,648
Pershing LLC	1,292
Raymond James	71
RBC Capital Markets Corp	743
TIAA-CREF	2,385
UBS Financial Svcs c/o BNY Mellon	117
Vanguard Brokerage Services	2,116

In 2017, the following financial intermediaries received compensation for administrative fees:  Great-West Financial.  The Funds have an agreement to pay administrative fees to Wells Fargo Bank N.A. but to date; no compensation has been paid under this agreement.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.  To date, no compensation has been paid to these organizations.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

Entertainment, Conferences and Events

The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support for the financial intermediary’s client seminars and cooperative advertising.  In addition, the Adviser may pay for exhibit space or sponsorships at regional or national events of financial intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments.  You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to each Fund shares.

FINANCIAL STATEMENTS

The Annual Report to shareholders for the Funds for the fiscal year ended September 30, 2017 is a separate document available, without charge, upon request by calling 1-877-777-6944, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI.  The Annual Report for the Funds was filed on Form N-CSR with the SEC on December 7, 2017.

APPENDIX A

Commercial Paper Ratings

Standard & Poor’s

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.  Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest.  These categories are as follows:

A‑1 - This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3 - Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B - Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D – Debt rated ‘D’ is in payment default.  The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Moody’s

Moody’s short-term debt ratings are opinions on the ability of issuers to punctually repay senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s employs the following three designations, all judged to be investment grade to indicate the relative repayment ability of rated issuers:

Prime‑1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:  leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime‑2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.  Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.